                                                                     Exhibit 4.3
                                                                  EXECUTION COPY

                      ------------------------------------

                                  MEDAREX, INC.

                                     ISSUER

                                       TO

                            WILMINGTON TRUST COMPANY,
                         a national banking association,

                                   AS TRUSTEE

                               ------------------

                                    INDENTURE

                            Dated as of July 23, 2003

                               -------------------

               4.25% CONVERTIBLE SENIOR NOTES DUE AUGUST 15, 2010

                     ---------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL
                    APPLICATION...........................................     1

  SECTION 1.1       Definitions..........................................      1
  SECTION 1.2       Compliance Certificates and Opinions.................     10
  SECTION 1.3       Form of Documents Delivered to the Trustee...........     10
  SECTION 1.4       Acts of Holders of Securities........................     11
  SECTION 1.5       Notices, Etc. to the Trustee and Company.............     13
  SECTION 1.6       Notice to Holders of Securities; Waiver..............     13
  SECTION 1.7       Effect of Headings and Table of Contents.............     14
  SECTION 1.8       Successors and Assigns...............................     14
  SECTION 1.9       Separability Clause..................................     14
  SECTION 1.10      Benefits of Indenture................................     14
  SECTION 1.11      Governing Law........................................     14
  SECTION 1.12      Legal Holidays.......................................     14
  SECTION 1.13      Conflict with Trust Indenture Act....................     15

ARTICLE II SECURITY FORMS................................................     15
 .
  SECTION 2.1       Form Generally.......................................     15
  SECTION 2.2       Form of Security.....................................     16
  SECTION 2.3       Form of Certificate of Authentication................     32
  SECTION 2.4       Form of Conversion Notice............................     32
  SECTION 2.5       Form of Assignment...................................     34

ARTICLE III THE SECURITIES...............................................     35

  SECTION 3.1       Title and Terms......................................     35
  SECTION 3.2       Denominations........................................     36
  SECTION 3.3       Execution, Authentication, Delivery and Dating.......     36
  SECTION 3.4       Global Securities; Non-Global Securities;
                    Book-entry Provisions................................     36
  SECTION 3.5       Registration; Registration of Transfer and
                    Exchange; Restrictions on Transfer...................     39
  SECTION 3.6       Mutilated, Destroyed, Lost or Stolen Securities......     42
  SECTION 3.7       Payment of Interest; Interest Rights Preserved.......     43
  SECTION 3.8       Persons Deemed Owners................................     44
  SECTION 3.9       Cancellation.........................................     44
  SECTION 3.10      Computation of Interest..............................     44
  SECTION 3.11      CUSIP Numbers........................................     44

ARTICLE IV SATISFACTION AND DISCHARGE....................................     45

  SECTION 4.1       Satisfaction and Discharge of Indenture..............     45

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                                TABLE OF CONTENTS
                                   (continued)

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  SECTION 4.2       Application of Trust Money........................................    46

ARTICLE V REMEDIES....................................................................    46

  SECTION 5.1       Events of Default.................................................    46
  SECTION 5.2       Acceleration of Maturity; Rescission and Annulment................    48
  SECTION 5.3       Collection of Indebtedness and Suits for Enforcement by Trustee...    49
  SECTION 5.4       Trustee May File Proofs of Claim..................................    50
  SECTION 5.5       Trustee May Enforce Claims Without Possession of Securities.......    50
  SECTION 5.6       Application of Money Collected....................................    51
  SECTION 5.7       Limitation on Suits...............................................    51
  SECTION 5.8       Unconditional Right of Holders to Receive Principal, Premium and
                    Interest and to Convert...........................................    52
  SECTION 5.9       Restoration of Rights and Remedies................................    52
  SECTION 5.10      Rights and Remedies Cumulative....................................    52
  SECTION 5.11      Delay or Omission Not Waiver......................................    52
  SECTION 5.12      Control by Holders of Securities..................................    52
  SECTION 5.13      Waiver of Past Defaults...........................................    53
  SECTION 5.14      Undertaking for Costs.............................................    53
  SECTION 5.15      Waiver of Stay, Usury or Extension Laws...........................    53

ARTICLE VI THE TRUSTEE................................................................    54

  SECTION 6.1       Certain Duties and Responsibilities...............................    54
  SECTION 6.2       Notice of Defaults................................................    55
  SECTION 6.3       Certain Rights of Trustee.........................................    55
  SECTION 6.4       Not Responsible for Recitals or Issuance of Securities............    56
  SECTION 6.5       May Hold Securities, Act as Trustee Under Other Indentures........    57
  SECTION 6.6       Money Held in Trust...............................................    57
  SECTION 6.7       Compensation and Reimbursement....................................    57
  SECTION 6.8       Corporate Trustee Required; Eligibility...........................    58
  SECTION 6.9       Resignation and Removal; Appointment of Successor.................    58
  SECTION 6.10      Acceptance of Appointment by Successor............................    59
  SECTION 6.11      Merger, Conversion, Consolidation or Succession to Business.......    60
  SECTION 6.12      Authenticating Agents.............................................    60
  SECTION 6.13      Disqualification; Conflicting Interests...........................    61
  SECTION 6.14      Preferential Collection of Claims Against Company.................    61

ARTICLE VII CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE......................    62

  SECTION 7.1       Company May Consolidate, Etc. Only on Certain Terms...............    62
  SECTION 7.2       Successor Substituted.............................................    62

                                TABLE OF CONTENTS
                                   (continued)

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ARTICLE VIII SUPPLEMENTAL INDENTURES.................................................     63

  SECTION 8.1       Supplemental Indentures Without Consent of Holders of
                    Securities.......................................................     63
  SECTION 8.2       Supplemental Indentures with Consent of Holders of Securities....     64
  SECTION 8.3       Execution of Supplemental Indentures.............................     65
  SECTION 8.4       Effect of Supplemental Indentures................................     65
  SECTION 8.5       Reference in Securities to Supplemental Indentures...............     65
  SECTION 8.6       Notice of Supplemental Indentures................................     66

ARTICLE IX MEETINGS OF HOLDERS OF SECURITIES.........................................     66

  SECTION 9.1       Purposes for Which Meetings May Be Called........................     66
  SECTION 9.2       Call, Notice and Place of Meetings...............................     66
  SECTION 9.3       Persons Entitled to Vote at Meetings.............................     67
  SECTION 9.4       Quorum; Action...................................................     67
  SECTION 9.5       Determination of Voting Rights; Conduct and Adjournment of
                    Meetings.........................................................     68
  SECTION 9.6       Counting Votes and Recording Action of Meetings..................     68

ARTICLE X COVENANTS..................................................................     69

  SECTION 10.1      Payment of Principal, Premium and Interest.......................     69
  SECTION 10.2      Maintenance of Offices or Agencies...............................     69
  SECTION 10.3      Money for Security Payments to Be Held in Trust..................     70
  SECTION 10.4      Existence........................................................     71
  SECTION 10.5      Maintenance of Properties........................................     71
  SECTION 10.6      Payment of Taxes and Other Claims................................     71
  SECTION 10.7      Registration and Listing.........................................     72
  SECTION 10.8      Statement by Officers as to Default..............................     72
  SECTION 10.9      Delivery of Certain Information..................................     72
  SECTION 10.10     Resale of Certain Securities.....................................     73
  SECTION 10.11     Registration Rights..............................................     73
  SECTION 10.12     Waiver of Certain Covenants......................................     74

ARTICLE XI REDEMPTION OF SECURITIES..................................................     74

  SECTION 11.1      Right of Redemption..............................................     74
  SECTION 11.2      Applicability of Article.........................................     74
  SECTION 11.3      Election to Redeem; Notice to Trustee; Public Announcement.......     75
  SECTION 11.4      Selection by Trustee of Securities to Be Redeemed................     75
  SECTION 11.5      Notice of Redemption.............................................     75
  SECTION 11.6      Deposit of Redemption Price......................................     76

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                                TABLE OF CONTENTS
                                   (continued)

                                                                                        Page
  SECTION 11.7      Securities Payable on Redemption Date............................     77
  SECTION 11.8      Conversion Arrangement on Call for Redemption....................     78
  SECTION 11.9      Conditions to the Company's Election to Pay the Make-Whole
                    Payment in Common Stock..........................................     79

ARTICLE XII CONVERSION OF SECURITIES.................................................     80

  SECTION 12.1      Conversion Privilege and Conversion Rate.........................     80
  SECTION 12.2      Exercise of Conversion Privilege.................................     81
  SECTION 12.3      Fractions of Shares..............................................     82
  SECTION 12.4      Adjustment of Conversion Rate....................................     83
  SECTION 12.5      Notice of Adjustments of Conversion Rate.........................     87
  SECTION 12.6      Notice of Certain Corporate Action...............................     88
  SECTION 12.7      Company to Reserve Common Stock..................................     89
  SECTION 12.8      Taxes on Conversions.............................................     89
  SECTION 12.9      Covenant as to Common Stock......................................     89
  SECTION 12.10     Cancellation of Converted Securities.............................     89
  SECTION 12.11     Provision in Case of Consolidation, Merger or Sale of Assets.....     89
  SECTION 12.12     Rights Issued in Respect of Common Stock.........................     90
  SECTION 12.13     Responsibility of Trustee for Conversion Provisions..............     91

ARTICLE XIII REPURCHASE OF SECURITIES AT THE OPTION OF THE
                    HOLDER UPON A CHANGE IN CONTROL..................................     91

  SECTION 13.1      Right to Require Repurchase......................................     91
  SECTION 13.2      Conditions to the Company's Election to Pay the Repurchase Price
                    in Common Stock..................................................     92
  SECTION 13.3      Notices; Method of Exercising Repurchase Right, Etc..............     93
  SECTION 13.4      Certain Definitions..............................................     96
  SECTION 13.5      Consolidation, Merger, etc.......................................     97

ARTICLE XIV HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY; NON-RECOURSE...........     98

  SECTION 14.1      Company to Furnish Trustee Names and Addresses of Holders........     98
  SECTION 14.2      Preservation of Information......................................     98
  SECTION 14.3      Reports by Trustee...............................................     98
  SECTION 14.4      Reports by Company...............................................     99

ARTICLE XV IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS...........     99

  SECTION 15.1      Indenture and Securities Solely Corporate Obligations............     99

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
ARTICLE XVI Security Documents.........................................      100

  SECTION 16.1      Pledge Agreement...................................      100
  SECTION 16.2      Acceptance of Terms of Pledge Agreement............      100
  SECTION 16.3      Trust Indenture Act Requirements...................      100
  SECTION 16.4      Opinions and Certificates as to Collateral.........      101

                             CROSS-REFERENCE TABLE*

Trust Indenture                                                        Indenture
Act Section                                                             Section
-----------                                                             -------
310(a)(1).........................................................           6.8
   (a)(2).........................................................           6.8
   (a)(3).........................................................           n/a
   (a)(4).........................................................           n/a
   (a)(5).........................................................           6.8
   (b)............................................................          6.13
   (c)............................................................           n/a

311(a)............................................................          6.14
   (b)............................................................          6.14
   (c)............................................................           n/a

312(a)............................................................          14.1
   (b)............................................................          14.1
   (c)............................................................          14.2

313(a)............................................................          14.3
   (b)(1).........................................................          14.3
   (b)(2).........................................................          14.3
   (c)............................................................          14.3
   (d)............................................................          14.4

314(a)............................................................          14.4
   (b)............................................................          16.4
   (c)(1).........................................................           1.2
   (c)(2).........................................................           1.2
   (c)(3).........................................................           n/a
   (d)............................................................          16.4
   (e)............................................................           1.2
   (f)............................................................           n/a

315(a)............................................................           6.1

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                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
    (b)...........................................................     6.2, 10.8
    (c)...........................................................           6.3
    (d)...........................................................           6.1
    (e)...........................................................          5.14

316(a)(last sentence).............................................          12.4
    (a)(1)(A).....................................................          5.12
    (a)(1)(B).....................................................          5.13
    (a)(2)........................................................           n/a
    (b)...........................................................           5.8
    (c)...........................................................           2.2

317(a)(1).........................................................           5.3
    (a)(2)........................................................           5.4
    (b)...........................................................           6.2

318(a)............................................................          1.13
   (b)............................................................           n/a
   (c)............................................................          1.13

_________________
"n/a" means not applicable.

*This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

     INDENTURE, dated as of July 23, 2003, between MEDAREX, INC., a corporation duly organized and existing under the laws of the State of New Jersey, having its principal office at 707 State Road #206, Princeton, NJ 08540 (herein called the "Company"), and Wilmington Trust Company, a national banking association, as Trustee hereunder (herein called the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of its 4.25% Convertible Senior Notes due August 15, 2010 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Securities, when the Securities are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Common Stock of the Company issuable upon the conversion of the Securities, and to duly reserve for issuance the number of shares of Common Stock issuable upon such conversion, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          SECTION 1.1   Definitions.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all references in this Indenture, the Securities and the Pledge Agreement to interest in respect of any Security shall be deemed to mean and include all Additional Securities, if any, and Liquidated Damages, if any, in respect of such Security, unless the context otherwise requires, and express mention of Additional Securities or the payment of Liquidated Damages in any provision hereof or thereof shall not be construed as excluding reference to Additional Securities or Liquidated Damages in those provisions hereof or thereof where such express mention is not made; all references in this Indenture and the Securities to principal in respect of any Security shall be deemed to mean and include any Redemption Price (including the Make-Whole Payment, if any) payable in respect of such Security pursuant to any redemption hereunder (and all such references to the Stated Maturity of the principal in respect of any

Security shall be deemed to mean and include the Redemption Date with respect to any such Redemption Price), and express mention of the payment of any Redemption Price (or Make-Whole Payment, if any) in any provision hereof or thereof shall not be construed as excluding reference to any Redemption Price (or Make-Whole Payment, if any) in those provisions hereof or thereof where such express reference is not made;

     (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

     (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act," when used with respect to any Holder of a Security, has the meaning specified in Section 1.4.

     "Additional Securities" has the meaning specified in Section 3.1.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Member" means any member of, or participant in, the Depositary.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of DTC or any successor Depository, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Authenticating Agent" means any Person authorized pursuant to Section 6.12 to act on behalf of the Trustee to authenticate Securities.

     "Authorized Newspaper" means a newspaper in the English language, customarily published on each Monday, Tuesday, Wednesday, Thursday and Friday, whether or not published on Saturdays, Sundays or holidays, and of general circulation in a Place of Payment.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

     "Business Day," when used with respect to any Place of Payment, Place of Conversion or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment, Place of Conversion or other place, as the case may be, are authorized or obligated by law or executive order to close; provided, however, that a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close shall not be a Business Day for purposes of Section 11.6.

     "Change in Control" has the meaning specified in Section 13.4(2).

     "Closing Price Per Share" means, with respect to the Common Stock, for any day, (i) the last reported sale price regular way on The Nasdaq National Market, or if no sale occurred on such date, the average of the reported closing bid and asked prices regular way, or, (ii) if the Common Stock is not quoted on The Nasdaq National Market, the last reported sale price regular way per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, (iii) if the Common Stock is not quoted on The Nasdaq National Market or listed or admitted to trading on any national securities exchange, the average of the closing bid prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

     "Code" has the meaning specified in Section 2.l.

     "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" means the common stock, par value $0.01 per share, of the Company authorized at the date of this Indenture as originally executed or as such stock may be constituted from time to time. Subject to the provisions of
Section 12.11, shares issuable on conversion or repurchase of Securities shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Securities shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications and provided further, that all references to "Common Stock" payable in connection with the purchase of Securities upon a Change in Control in accordance with Section 13.2 or payable in connection with the redemption of the Securities in accordance with Article XI shall be deemed to include common stock of any entity that the Company consolidates or merges with or into, that is merged into the Company, or to which the Company sells or transfers all or substantially all of its assets.

     "common stock" includes any stock of any class of capital stock or common equity which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof, which has unrestricted voting rights and which is not subject to redemption by the issuer thereof.

     "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Notice" has the meaning specified in Section 13.3.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

     "Constituent Person" has the meaning specified in Section 12.11.

     "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article XII. The Company has initially appointed the Trustee as its Conversion Agent pursuant to Section 10.2 hereof.

     "Conversion Price" has the meaning specified in Section 13.4(3).

     "Conversion Rate" has the meaning specified in Section 12.1.

     "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890).

     "corporation" means a corporation, company, association, joint-stock company or business trust.

     "Defaulted Interest" has the meaning specified in Section 3.7.

     "Depositary" means, with respect to any Securities (including any Global Securities), a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Securities (or any successor securities clearing agency so registered).

     "Dollar" or "U.S. $" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

     "DTC" means The Depository Trust Company, a New York corporation.

     "Effective Failure" has the meaning specified in Section 2.2.

     "Effectiveness Period" has the meaning specified in Section 2.2.

     "Event of Default" has the meaning specified in Section 5.1.

     "Exchange Act" means the United States Securities Exchange Act of 1934 (or any successor statute), as amended from time to time.

     "Global Security" means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

     "Holder" means the Person in whose name the Security is registered in the Security Register.

     "Indenture" means this Indenture as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     "Initial Purchasers" means Goldman, Sachs & Co., UBS Securities LLC, and J.P. Morgan Securities Inc.

     "Initial Purchasers' Option" has the meaning specified in Section 3.1.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Issue Date" means July 23, 2003.

     "Liquidated Damages" has the meaning specified in Section 2.2.

     "Make-Whole Payment" has the meaning specified in Section 2.2.

     "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in Article XIII or otherwise.

     "Maximum Conversion Rate" has the meaning specified in Section 12.4(14).

     "Non-electing Share" has the meaning specified in Section 12.11.

     "Notice Date" has the meaning specified in Section 2.2.

     "Notice of Default" has the meaning specified in Section 5.1.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.

     "Optional Redemption" has the meaning specified in Section 2.2.

     "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for which money in the necessary amount to pay or redeem such Securities has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or irrevocable instructions have been given to the Trustee to give such notice;

          (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

          (iv)   Securities converted into Common Stock pursuant to Article XII;

provided, however, that in determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

     "Paying Agent" means any Person authorized by the Company to pay the principal of, and premium, if any (including the Make-Whole Payment, if applicable), or interest on any Securities on behalf of the Company and, except as otherwise specifically set forth herein, such term shall include the Company if it shall act as its own Paying Agent. The Company has initially appointed the Trustee as its Paying Agent pursuant to Section 10.2 hereof.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Conversion" has the meaning specified in Section 3.1.

     "Place of Payment" has the meaning specified in Section 3.1.

     "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Pledge Account" has the meaning specified in the Pledge Agreement.

     "Pledge Agreement" means the Pledge Agreement, dated as of the date hereof, by and among the Company, the Trustee and Wilmington Trust Company, as securities intermediary, as such agreement may be amended from time to time in accordance with its terms.

     "Pledged Securities" has the meaning specified in the Pledge Agreement.

     "Pledged Securities Intermediary" means Wilmington Trust Company, as securities intermediary under the Pledge Agreement until a successor securities intermediary shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter Pledged Securities Intermediary shall mean such successor Pledged Securities Intermediary.

     "Press Release" shall mean any press release issued by the Company and disseminated through Reuters Business News Services and Bloomberg Business News.

     "Provisional Redemption" has the meaning specified in Section 2.2.

     "Purchase Agreement" means the Purchase Agreement, dated as of July 17, 2003, between the Company and the Initial Purchasers, as such agreement may be amended from time to time.

     "Qualified Institutional Buyer" shall mean a "qualified institutional buyer" as defined in Rule 144A.

     "Record Date" means any Regular Record Date or Special Record Date.

     "Record Date Period" means the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date.

     "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registrable Securities" has the meaning specified in Section 10.11.

     "Registration Default" has the meaning specified in Section 2.2.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of July 23, 2003, between the Company and the Initial Purchasers, as such agreement may be amended from time to time in accordance with its terms.

     "Regular Record Date" for interest payable in respect of any Security on any Interest Payment Date means the close of business on August 1 or February 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Repurchase Date" has the meaning specified in Section 13.1.

     "Repurchase Price" has the meaning specified in Section 13.1.

     "Responsible Officer," when used with respect to the Trustee, means any Officer within the Corporate Trust Office of the Trustee, including, without limitation, any vice president, assistant vice president, assistant treasurer, corporate trust officer or other employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

     "Restricted Global Security" has the meaning specified in Section 2.1.

     "Restricted Securities" means all Securities required pursuant to Section 3.5(3) to bear any Restricted Securities Legend. Such term includes the Restricted Global Security.

     "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in Section 2.2 to be placed upon each Restricted Security.

     "Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Rule 144A Information" has the meaning specified in Section 10.9.

     "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company."

     "Securities Act" means the United States Securities Act of 1933 (or any successor statute), as amended from time to time.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

     "Shelf Registration Statement" has the meaning specified in Section 2.2.

     "Significant Subsidiary" means, with respect to any Person, a Subsidiary of such Person that would constitute a "significant subsidiary" as such term is defined under Rule 1-02 of Regulation S-X under the Securities Act.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 3.7.

     "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock or other similar interests in the corporation which ordinarily has or have voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock or other interests has or have such voting power by reason of any contingency.

     "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Surrender Certificate" means a certificate substantially in the form set forth in Annex B.

     "Trading Day" means (i) if the Common Stock is quoted on The Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, days on which trades may be effected through such system,
(ii) if the Common Stock is listed or admitted for trading on any national or regional securities exchange, days on which such national or regional securities exchange is open for business, or (iii) if the Common Stock is not listed or admitted for trading on a national or regional securities exchange or quoted on The Nasdaq National Market or any other system of automated dissemination of quotation of securities prices, days on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

     "Trigger Event" has the meaning specified in Section 12.12.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, and the rules and regulations thereunder, as in force at the date as of which this Indenture was executed, provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, and the rules and regulations thereunder, as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

     "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex A.

     "Vice President," when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

          SECTION 1.2   Compliance Certificates and Opinions.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and, upon the Trustee's request, an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 10.8) shall include:

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each individual, such condition or covenant has been complied with.

          SECTION 1.3   Form of Documents Delivered to the Trustee.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or any other Person stating that the information with respect to such factual matters is in the possession of the Company or such other Person, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

           SECTION 1.4   Acts of Holders of Securities.

      (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (A) one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing by such Holders or (B) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article IX. Such action shall become effective when such instrument or instruments or record is delivered to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments and records (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in
Section 9.6.

      (2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

      (3) The principal amount and serial number of any Security held by any Person, the date of his holding the same, and the ownership of Securities generally shall be proved by the Security Register.

      (4) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this
Section 1.4.

      (5) The Company may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted by this Indenture to be given or taken by Holders. Promptly and in any case not later than ten days after setting a record date, the Company shall notify the Trustee and the Holders of such record date. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 14.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, the Holders on such date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to give or take, or vote on, the relevant action, whether or not such Holders remain Holders after such record date. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

      Upon receipt by the Trustee from any Holder of (i) any notice of default or breach referred to in Section 5.1(4), if such default or breach has occurred and is continuing and the Trustee shall not have given such a notice to the Company, (ii) any declaration of acceleration referred to in Section 5.2, if an Event of Default has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (iii) any direction referred to in
Section 5.12, if the Trustee shall not have taken the action specified in such direction, then, with respect to clauses (ii) and (iii), a record date shall automatically and without any action by the Company or the Trustee be set for determining the Holders entitled to join in such declaration or direction, which record date shall be the close of business on the tenth day (or, if such day is not a Business Day, the first Business Day thereafter) following the day on which the Trustee receives such declaration or direction, and, with respect to clause (i), the Trustee may set any day as a record date for the purpose of determining the Holders entitled to join in such notice of default. Promptly after such receipt by the Trustee of any such declaration or direction referred to in clause (ii) or (iii), and promptly after setting any record date with respect to clause (i), and as soon as practicable thereafter, the Trustee shall notify the Company and the Holders of any such record date so fixed. The Holders on such record date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Securities on such record date (or their duly appointed agents or proxies) having joined therein on or prior to the 180th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent or proxy thereof) from giving, before or after the expiration of such 180-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. In addition, nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Company by Holders (or their duly appointed agents or proxies) of the requisite principal amount of Securities on the date such notice, declaration or direction is so given.

      (6) Except as provided in Sections 5.12 and 5.13, any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

      (7)  The provisions of this Section 1.4 are subject to the provisions of
Section 9.5.

           SECTION 1.5   Notices, Etc. to the Trustee and Company.

      Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

      (1) the Trustee by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee and received at its Corporate Trust Office,
Attention: Medarex, Inc. 4.25% Convertible Senior Notes due August 15, 2010.

      (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Company at 707 State Road #206, Princeton, New Jersey 08540, or at any other address previously furnished in writing to the Trustee by the Company, and shall be deemed given when received.

      Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

           SECTION 1.6   Notice to Holders of Securities; Waiver.

      Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders if in writing and mailed, first-class postage prepaid or delivered by an overnight delivery service to each Holder of a Security affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

      Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Securities as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification to such Holders for every purpose hereunder.

      Such notice shall be deemed to have been given on the date of such mailing.

      Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

           SECTION 1.7   Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

           SECTION 1.8   Successors and Assigns.

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

           SECTION 1.9   Separability Clause.

      In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           SECTION 1.10  Benefits of Indenture.

      Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

           SECTION 1.11  Governing Law.

      THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.

           SECTION 1.12  Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day at a Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of, premium, if any (including the Make-Whole Payment, if any), or interest on, or the payment of the Redemption Price or Repurchase Price (whether the same is payable in cash or in shares of Common Stock or a combination thereof in the case of the Repurchase Price) with respect to, or delivery for conversion of, such Security need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repurchase Date, or at the Stated Maturity or by such last day for conversion; provided, however, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, Stated Maturity or last day for conversion, as the case may be.

           SECTION 1.13  Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

                                   ARTICLE II

                                 SECURITY FORMS

           SECTION 2.1   Form Generally.

      The Securities shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the Internal Revenue Code of 1986, as amended, and regulations thereunder (the "Code"), or as may, consistent herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. All Securities shall be in fully registered form, as opposed to bearer form, and shall sometimes be referred to as "Registered Securities".

      The Trustee's certificates of authentication shall be in substantially the form set forth in Section 2.3.

      Conversion notices shall be in substantially the form set forth in Section 2.4.

      Repurchase notices shall be substantially in the form set forth in Section 2.2.

      The Securities shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any automated quotation system or securities exchange (including on steel engraved borders if so required by any securities exchange upon which the Securities may be listed) on which the Securities may be quoted or listed, as the case may be, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

      Upon their original issuance, Securities issued as contemplated by the Purchase Agreement to Qualified Institutional Buyers in reliance on Rule 144A shall be issued in the form of one or more Global Securities in definitive, fully registered form without interest coupons and bearing the Restricted Securities Legend. Such Global Security shall be registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Security, together with its Successor Securities which are Global Securities, are collectively herein called the "Restricted Global Security."

           SECTION 2.2   Form of Security.

                                 [FORM OF FACE]

   [THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH RESTRICTED SECURITY:

THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND
(B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

THIS NOTE, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS NOTE AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE AND ANY SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS NOTE AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]

      [THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.]

      [THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY FOR WHICH THE DEPOSITORY TRUST COMPANY IS TO BE THE DEPOSITARY:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

                                  MEDAREX, INC.

                4.25% CONVERTIBLE SENIOR NOTE DUE AUGUST 15, 2010

No. ________________                                             $ _____________

CUSIP NO. 583916AB7

      Medarex, Inc., a corporation duly organized and existing under the laws of the State of New Jersey (herein called the "Company," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _________________, or registered assigns, the principal sum of ________ United States Dollars (U.S.$______ ) [if this Security is a Global Security, then insert - (which principal amount may from time to time be [if Initial Purchasers' Option is not exercised in full on the Issue Date, then insert - increased or] decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed [if Initial Purchasers' Option is not exercised on the Issue Date, then insert - $100,000,000 or $125,000,000 if the Initial Purchasers' Option is exercised in full] [if Initial Purchasers' Option is exercised in full on the Issue Date, then insert - $125,000,000])) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)] on August 15, 2010 and to pay interest thereon, from July 23, 2003, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on August 15 and February 15 in each year (each, an "Interest Payment Date"), commencing February 15, 2004, at the rate of 4.25% per annum, until the principal hereof is due, and at the rate of 4.25% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the August 1 or February 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities not less than 10 days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Securities may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies as the Company may designate, by United States Dollar check drawn on, or wire transfer to, a United States Dollar account (such a wire transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S. $2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the Borough of Manhattan, The City of New York. Payment of interest on this Security may be made by United States Dollar check drawn on a bank in the Borough of Manhattan, The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by wire transfer to a United States Dollar account (such a wire transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S. $2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date) maintained by the payee with a bank in the Borough of Manhattan, The City of New York.

      Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

                                            MEDAREX, INC.
                                            By:___________________________
                                            Name: Donald L. Drakeman
                                            Title: President

[Corporate Seal]

Attest:

By:______________________________
Name: W. Bradford Middlekauff
Title: Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated: July 23, 2003

This is one of the Securities referred to in the within-mentioned Indenture.

                                      WILMINGTON TRUST COMPANY, as Trustee

                                      By:
                                      ____________________________________
                                           Authorized Signatory

                                [FORM OF REVERSE]

      This Security is one of a duly authorized issue of securities of the Company designated as its "4.25% Convertible Senior Notes due August 15, 2010" (herein called the "Securities"), limited in aggregate principal amount not to exceed [if no Additional Securities are issued on the Issue Date -- U.S. $100,000,000, as such amount may be increased, but not by an amount in excess of $25,000,000, solely as a result of the purchase of Additional Securities pursuant to the option granted by the Company in the Purchase Agreement, to the several Initial Purchasers, issued and to be issued] [if all Additional Securities are issued on the Issue Date - U.S. $125,000,000 issued] under an Indenture, dated as of July 23, 2003, (herein called the "Indenture"), between the Company and Wilmington Trust Company, a national banking association, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged, at the Corporate Trust Office of the Trustee. The Trustee upon such surrender by the Holder will issue the new Securities in the requested denominations.

      No sinking fund is provided for the Securities.

      The Holder of this Security is entitled to the benefits of a Pledge Agreement, dated as of July 23, 2003, among the Company, the Trustee and the Pledged Securities Intermediary named therein, pursuant to which the Company has placed in the Pledge Account cash or Pledged Securities sufficient to provide for the payment of the first six scheduled interest payments due on the Securities and to secure all obligations under the Indenture including repayment of the principal, premium, if any (including the Make-Whole Payment, if any) and interest on the Securities in the event that the Securities become due and payable prior to such time as the first six scheduled interest payments thereon shall have been paid in full.

      The Securities are subject to provisional redemption by the Company (a "Provisional Redemption"), in whole or in part, at any time prior to August 15, 2006, upon notice as set forth in Section 11.5 of the Indenture, at a redemption price equal to the principal amount of the Securities to be redeemed plus accrued and unpaid interest, if any, to but excluding the Redemption Date and the "Make-Whole Payment" (defined below") if (i) the Closing Price Per Share of the Common Stock shall have exceeded 150% of the Conversion Price then in effect for at least 20 Trading Days within a period of 30 consecutive Trading Days ending on the Trading Day prior to the date of mailing of the notice of redemption pursuant to Section 11.5 of the Indenture (the "Notice Date") and
(ii) the Shelf Registration Statement covering resales of the Securities and the Common Stock is effective and available for use and is expected to remain effective and available for use for the 30 days following the Redemption Date, unless registration is no longer required.

Upon any Provisional Redemption, the Company shall make an additional payment (the "Make-Whole Payment") with respect to the Securities called for redemption to Holders on the Notice Date in an amount equal to $130.10 per $1,000 in principal amount of the Securities, less the amount of any interest actually paid and any interest accrued and unpaiFd on such Securities prior to the Redemption Date. The Company shall make the Make-Whole Payment on all Securities called for Provisional Redemption, including any Securities converted into Common Stock pursuant to the terms of the Indenture after the Notice Date and prior to the Redemption Date. The Make-Whole Payment on Securities converted into Common Stock pursuant to the terms of the Indenture shall not be reduced by accrued and unpaid interest in the case of a Security converted after the Notice Date. The Company may make the Make-Whole Payment (x) in cash or (y) subject to fulfillment by the Company of the conditions set forth in the next sentence and
(A) through (C) set forth in the following paragraph, in shares of Common Stock, or a combination of cash and Common Stock, and the Company shall specify the type of consideration for the Make-Whole Payment in the notices delivered pursuant to Sections 11.3 and 11.5 of the Indenture. For purposes of this paragraph, payments made in Common Stock shall have a value as of the Repurchase Date of not less than the amount of the Make-Whole Payment, such value to be determined by the Company and each share of Common Stock to be delivered shall be valued at an amount equal to 95% of the average of the Closing Price Per Share of the Common Stock for the five consecutive Trading Days ending on the third Trading Day prior to the Redemption Date.

      The following shall constitute the conditions to any election by the Company to pay the Make-Whole Payment (or any portion thereof) in shares of Common Stock.

      (A) The Make-Whole Payment (or any portion thereof) shall be paid only in cash in the event any shares of Common Stock to be issued upon redemption of Securities hereunder (i) require registration under any Federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon repurchase and if such registration is not completed or does not become effective prior to the Redemption Date in respect of such Provisional Redemption, and/or (ii) require registration with or approval of any governmental authority under any state law or any other Federal law before such shares may be validly issued or delivered upon repurchase and if such registration is not completed or does not become effective or such approval is not obtained prior to the Redemption Date in respect of such Provisional Redemption. Prior to making all or any portion of a Make-Whole Payment in Common Stock, the Company shall certify to the Trustee in an Officers' Certificate that all of the conditions for paying the Make-Whole Payment in shares of Common Stock are satisfied and shall deliver to the Trustee an opinion of counsel to the Company to the effect that the shares of Common Stock to be issued upon Provisional Redemption are not subject to any restrictions on transfer under the Securities Act.

      (B) Payment of the Make-Whole Payment may not be made in Common Stock unless such stock is, or shall have been, listed or approved for quotation on a national securities exchange or quotation system or listed or approved for quotation on The Nasdaq National Market, in either case, prior to the Redemption Date in respect of such Provisional Redemption.

      (C) All shares of Common Stock that may be issued upon Provisional Redemption of Securities will be issued out of the Company's authorized but unissued Common Stock and will, upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive or similar rights.

      If any of the conditions set forth in clauses (A) through (C) above are not satisfied in accordance with the terms thereof, the Make-Whole Payment shall be paid by the Company only in cash.

      The Securities are also subject to redemption at the option of the Company ("Optional Redemption") at any time on and after August 15, 2006, in whole or in part, upon not more than 60 and not less than 30 days' notice to Holders prior to the Redemption Date at the following Redemption Prices (expressed as a percentage of the principal amount) for the twelve month periods beginning on August 15, 2006 of the following years:

                                     Year                       Redemption
                                     ----                       ----------
                                                                   Price
                                                                   -----
           2006 ...........................................       102.4%
           2007 ...........................................       101.8%
           2008 ...........................................       101.2%
           2009 ...........................................       100.6%

and at a Redemption Price equal to 100% of the principal amount on and after August 15, 2010, together, in each case, with accrued and unpaid interest to the Redemption Date; provided, however, that interest installments on Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

      In the event of a redemption of the Securities, the Company will not be required (a) to register the transfer or exchange of Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption or (b) to register the transfer or exchange of any Security, or portion thereof, called for redemption.

      Notice to the Holders will be given not more than 60 and not less than 30 days prior to the Redemption Date as provided in the Indenture.

      In any case where the due date for the payment of the principal of, premium, if any, (including the Make-Whole Payment, if any) or interest, or Liquidated Damages on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, premium, if any (including the Make-Whole Payment, if any), or interest, or Liquidated Damages, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

      Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time following the original issue date of the Securities and on or before the close of business on the date of Maturity, or in case this Security or a portion hereof is called for redemption or the Holder hereof has exercised his right to require the Company to repurchase this Security or such portion hereof, then in respect of this Security until the Business Day immediately preceding, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Business Day immediately preceding the Redemption Date or the Repurchase Date, as the case may be, to convert this Security (or any portion of the principal amount hereof that is an integral multiple of U.S.$1,000, provided that the unconverted portion of such principal amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof) into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Rate of 148.8261 shares of Common Stock for each U.S.$1,000 principal amount of Securities (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except if this Security or portion thereof has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date occurring, in either case, during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the close of business on the second Business Day following such Interest Payment Date and, as a result, the right to convert this Security would otherwise terminate in such period if not exercised), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest otherwise payable on such Interest Payment Date on the principal amount of this Security then being converted, and also the conversion notice hereon duly executed, to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below) as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate (each a "Conversion Agent"), provided, further, that if this Security or portion hereof has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date occurring, in either case, during the period from the close of business on any Regular Record Date immediately preceding any Interest Payment Date to the close of business on the second Business Day following such Interest Payment Date, and as a result, the right to convert this Security would otherwise terminate in such period if not exercised and this Security is surrendered for conversion during such period, then the Holder of this Security on such Regular Record Date will be entitled to receive the interest accruing hereon from the Interest Payment Date immediately preceding the date of such conversion to such succeeding Interest Payment Date and the Holder of this Security who converts this Security or a portion hereof during such period shall not be required to pay such interest upon surrender of this Security for conversion. Subject to the provisions of the preceding sentence and, in the case of a conversion after the close of business on the Regular Record Date immediately preceding any Interest Payment Date and on or before the close of business on such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security of record as of such Regular Record Date) to receive the related installment of interest to the extent and under the circumstances provided in the Indenture, no cash payment or adjustment is to be made on conversion for interest accrued hereon from the Interest Payment Date immediately preceding the day of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Rate is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of the Common Stock) or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Common Stock of the Company into which this Security could have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Common Stock is not a Constituent Person or an Affiliate of a Constituent Person, failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-electing Shares). No adjustment in the Conversion Rate will be made until such adjustment would require an increase or decrease of at least one percent of such rate, provided that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment. A Holder may convert all or part of this Security by delivering this Security at the corporate trust office of the Trustee accompanied by a duly signed and completed conversion notice, a copy of which may be obtained by the Trustee. [if this security is a global security, then insert - DTC will affect the conversion upon notice from the Holder of a beneficial interest in this Security in accordance with DTC's rules and procedures.] The conversion date will be the date on which the Security and the duly signed and completed conversion notice are so delivered.

If this Security is a Registrable Security (as defined in the Indenture), then the Holder of this Security [if this security is a global security, then insert (including any Person that has a beneficial interest in this Security)] and the Common Stock of the Company issuable upon conversion hereof is entitled to the benefits of a Registration Rights Agreement, dated as of June 23, 2003 (the "Registration Rights Agreement") between the Company and the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of the Registrable Securities that it will, at its expense, (a) within 90 days after the Issue Date file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Securities, (b) use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission no later than 210 days after the Issue Date of the Securities, provided, however, that the Company may, upon written notice to all the Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole, and (c) use its reasonable best efforts to maintain such Shelf Registration Statement continuously effective under the Securities Act until the earliest of (i) the sale of all outstanding Registrable Securities registered under such Shelf Registration; (ii) the expiration of the period referred to in Rule 144(k) of the Securities Act with respect to Registrable Securities held by non-affiliates of the Company, (iii) all the Registrable Securities have ceased to be outstanding (whether as a result of redemption, repurchase, cancellation, conversion or otherwise); and (iv) two years after the effective date of such Shelf Registration Statement (the "Effectiveness Period"). The Company will be permitted to suspend the use of the prospectus which is part of the Shelf Registration Statement during certain periods of time as provided in the Registration Rights Agreement.

      If (i) on or prior to the 90th day following the Issue Date, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 210th day following the Issue Date, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on this Restricted Security from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid in cash semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date, as applicable, in respect of the Restricted Securities following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to one-quarter of one percent (0.25%) of the principal amount of the Restricted Securities to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. Pursuant to the Registration Rights Agreement, in the event that the Shelf Registration Statement ceases to be effective (or the Holders of Registrable Securities are otherwise prevented or restricted by the Company from effecting sales pursuant thereto) (an "Effective Failure") during the Effectiveness Period for more than 30 days, whether or not consecutive, during any 90-day period or for more than 90 days, whether or not consecutive, during any 12-month period, then the Liquidated Damages will accrue at a rate per annum equal to an additional one-half of one percent (0.50%) of the principal amount of the Restricted Securities from the 31st day of the applicable 90-day period or the 91st day of the applicable 12-month period until the earlier of (A) such time as the Effective Failure is cured or (B) the Effectiveness Period expires.

      Whenever in this Security there is a reference, in any context, to the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Liquidated Damages payable as described in the preceding paragraph to the extent that, in such context, Liquidated Damages are, were or would be payable in respect of such Security and express mention of the payment of Liquidated Damages (if applicable) in any provisions of this Security shall not be construed as excluding Liquidated Damages in those provisions of this Security where such express mention is not made.

      If this Security is a Registrable Security and the Holder of this Security [if this security is a global security, then insert (including any Person that has a beneficial interest in this security)] elects to sell this Security pursuant to the Shelf Registration Statement then, by its acceptance hereof, such Holder of this Security agrees to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities which are the subject of such election.

      If a Change in Control occurs, the Holder of this Security, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is at least $1,000 or an integral multiple of $1,000 in excess thereof, provided that the portion of the principal amount of this Security to be Outstanding after such repurchase is at least equal to U.S.$1,000) at a Repurchase Price equal to 100% of the principal amount thereof plus interest accrued but unpaid to but excluding the Repurchase Date. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the conditions provided in the Indenture, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price (less any cash payments) or a combination thereof. For purposes of this paragraph, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Price Per Share for the five consecutive Trading Days ending on the third Trading Day prior to the Repurchase Date.

      Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price so payable in those provisions of this Security when such express mention is not made.

      [The following paragraph shall appear in each Global Security:

      In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, redemption, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the Applicable Procedures.]

      [The following paragraph shall appear in each Security that is not a Global Security:

      In the event of redemption, repurchase or conversion of this Security in part only, a new Security or Securities for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.]

      [The following paragraph shall appear in each Global Security:

      In the event of a withdrawal of an interest in this Security resulting from any redemption, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such withdrawal in accordance with the Applicable Procedures.]

      If an Event of Default shall occur and be continuing, the principal of all the Securities, together with accrued interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and, to the extent permitted by applicable law, overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority in aggregate principal amount of the Outstanding Securities represented and entitled to vote at such meeting. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

      As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof, premium if any (including the Make-Whole Payment, if any), or interest (including Liquidated Damages) hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any (including the Make-Whole Payment, if any), and interest (including Liquidated Damages) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York (which shall initially be an office or agency of the Trustee), or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the

      Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

      Prior to due presentation of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name such Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

      No recourse for the payment of the principal of or premium, if any (including the Make-Whole Payment, if any), or interest (including Liquidated Damages, if any) on any Security and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any past, present or future incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby waived and released as a condition of, and as a consideration for, the execution of the Indenture and the issue of the Securities. Each and every Holder of the Securities, by receiving and holding the same, agrees to the provisions of Section 15.1 of the Indenture and waives and releases any and all such recourse, claim and liability.

      THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM     as tenant in common                         UNIF GIFT MIN ACT       ____ Custodian ____
TEN ENT     as tenants by the entireties (Cust)                                 (Cust)      (Minor)
JT TEN      as joint tenants with right of                                      under Uniform Gifts to
            survivorship and not as tenants in common                           Minors Act _____
                                                                                      (State)

     Additional abbreviations may also be used though not in the above list.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

      (1) Pursuant to Section 13.1 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

      (2) The undersigned hereby directs the Trustee or the Company to pay it or ______________ an amount in cash or, at the Company's election, Common Stock valued as set forth in the Indenture, equal to 100% of the principal amount to be repurchased (less any cash payments) (as set forth below), or a combination of cash and Common Stock, plus interest accrued to, but excluding, the Repurchase Date, as provided in the Indenture.

Dated:

_________________________________________

_________________________________________
Signature(s)

Signature(s) must be guaranteed by an Eligible
Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange
Act of 1934.

_________________________________________
Signature Guaranteed

Principal amount to be repurchased (at least
U.S. $1,000 or an integral multiple of $1,000 in excess thereof):______________________


Remaining principal amount following such repurchase (not less than U.S. $1,000):

_____________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

          SECTION 2.3    Form of Certificate of Authentication.

     The Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities referred to in the within-mentioned
Indenture.

Dated: ____________________

                                                Wilmington Trust Company,
                                                as Trustee

                                                By: ----------------------------
                                                        Authorized Signatory


          SECTION 2.4    Form of Conversion Notice.

                                CONVERSION NOTICE

     The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is U.S. $1,000 or an integral multiple of U.S. $1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Securities are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated: _____________________      ______________________________________________
                                                 Signature(s)

If shares or Securities are to be registered in the name of a Person other than the Holder, please print such Person's name and address:


_______________________________________
(Name)

____________________________________________

____________________________________________
(Address)

____________________________________________
Social Security or other Identification
Number, if any

Signature(s) must be guaranteed by an Eligible
Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad - 15 under the Securities Exchange
Act of 1934.

____________________________________________
[Signature Guaranteed]

If only a portion of the Securities is to be converted, please indicate:

1.       Principal amount to be converted: U.S. $ ___________

2. Principal amount and denomination of Securities representing unconverted principal amount to be issued:

         Amount: U.S. $___________          Denominations: U.S. $____________

(U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof, provided that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof)

          SECTION 2.5    Form of Assignment.

     For value received ________________ hereby sell(s), assign(s) and transfer(s) unto ________________ (Please insert social security or other identifying number of assignee) the within Security, and hereby irrevocably constitutes and appoints ____________________as attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated: __________________      _________________________________________________
                                                  Signature(s)

                                             Signature(s) must be guaranteed by
                                             an Eligible Guarantor Institution
                                             with membership in an approved
                                             signature guarantee program
                                             pursuant to Rule 17Ad - 15 under
                                             the Securities Exchange Act of
                                             1934.

                                             ___________________________________
                                             Signature Guaranteed

                                  ARTICLE III

                                 THE SECURITIES

          SECTION 3.1    Title and Terms.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S.$100,000,000, as such amount may be increased, but not by an amount in excess of $25,000,000, solely as a result of the purchase of additional Securities (the "Additional Securities") pursuant to the option granted by the Company in the Purchase Agreement to the several Initial Purchasers (the "Initial Purchasers' Option"), except for Securities authenticated and delivered pursuant to Section 3.4, 3.5, 3.6, 8.5,
12.2 or 13.3(5) in exchange for, or in lieu of, other Securities pursuant to
Section 3.4, 3.5, 3.6, 8.5, 10.8, 12.2 or 13.3(5) previously authenticated and delivered under this Indenture.

     The Securities shall be known and designated as the "4.25% Convertible Senior Notes due August 15, 2010" of the Company. Their Stated Maturity shall be August 15, 2010 and they shall bear interest on their principal amount from July 23, 2003, payable semi-annually in arrears on August 15 and February 15 in each year, commencing February 15, 2004, at the rate of 4.25% per annum until the principal thereof is due and at the rate of 4.25% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; provided, however, that payments shall only be made on a Business Day as provided in Section 1.12.

     Upon receipt by the Trustee of an Officers' Certificate stating that the Initial Purchasers have elected to purchase from the Company a specified aggregate principal amount of Additional Securities not to exceed a total of $25,000,000 all such elections in accordance with this paragraph pursuant to the Purchase Agreement, the Trustee shall authenticate and make available for delivery such specified aggregate principal amount of such Additional Securities to or upon a Company Request, and such specified aggregate principal amount of such Additional Securities shall be considered part of the original aggregate principal amount of the Securities.

     The principal of, premium, if any (including the Make-Whole Payment, if any), and interest on the Securities shall be payable as provided in the form of Security set forth in Section 2.2, and the Repurchase Price, whether payable in cash or in shares of Common Stock or a combination thereof, shall be payable at such places as are identified in the Company Notice given pursuant to Section
13.3 (any city in which any Paying Agent is located being herein called a "Place of Payment").

     The Registrable Securities are entitled to the benefits of a Registration Rights Agreement as provided by Section 10.11 and in the form of Security set forth in Section 2.2. The Securities are entitled to the payment of Liquidated Damages as provided by Section 10.11.

     The Securities shall be redeemable at the option of the Company as provided in Article XI and shall be issued in the form of Security set forth in Section 2.2.

     The Securities shall be convertible as provided in Article XII (any city in which any Conversion Agent is located being herein called a "Place of Conversion").

     The Securities shall be subject to repurchase by the Company at the option of the Holders as provided in Article XIII.

          SECTION 3.2    Denominations.

     The Securities shall be issuable only in registered form, without coupons, in denominations of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof.

          SECTION 3.3    Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer or one of its Vice Presidents, under a facsimile of its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. Any such signature may be manual or facsimile.

     Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee or to its order for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          SECTION 3.4 Global Securities; Non-Global Securities; Book-entry Provisions.

     (1)  Global Securities

          (i) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture. The Company hereby appoints DTC as the Depositary.

          (ii) Except for exchanges of Global Securities for definitive, Non-Global Securities at the sole discretion of the Company, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling, unable or no longer qualified to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so or (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security. In such event, if a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate directing the authentication and delivery of Securities, will authenticate and deliver, Securities, in any authorized denominations in an aggregate principal amount equal to the principal amount of such Global Security in exchange for such Global Security.

          (iii) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation, as provided in this Article III. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, in each case, as provided in Section 3.5 hereof, then either (A) such Global Security shall be so surrendered for exchange or cancellation, as provided in this Article III, or (B) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 3.5(3) hereof and as otherwise provided in this Article III, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article III if such order, direction or request is given or made in accordance with the Applicable Procedures.

          (iv) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article III or otherwise, shall be authenticated and delivered in the form of, and shall be, a registered Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof, in which case such Security shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

          (v) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Security will not be considered the owners or holders thereof.

          (vi) If any Global Security is to be cancelled in part as a result of the redemption, repurchase or conversion of such security in part only, then the principal amount thereof shall be reduced by an amount equal to the portion thereof to be so cancelled by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article III if such order, direction or request is given or made in accordance with the Applicable Procedures.

     (2)  Temporary Securities

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

     (3)  Non-Global Securities

     Securities issued upon the events described in Section 3.4(l)(ii) hereof shall be in definitive, fully registered form, without interest coupons, and shall bear the Restricted Securities Legend if and as required by this Indenture.

          SECTION 3.5 Registration; Registration of Transfer and Exchange; Restrictions on Transfer.

     (1) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe and provide to the Trustee in writing, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

     At the option of the Holder, and subject to the other provisions of this
Section 3.5, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this
Section 3.5, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and subject to the other provisions of this Section 3.5, entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Securities except as provided in Section 3.6, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 8.5, 12.2 or 13.3 (other than where the shares of Common Stock are to be issued or delivered in a name other than that of the Holder of the Security) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or any political subdivision thereof or therein, which shall be paid by the Company.

     In the event of a redemption of the Securities, neither the Company nor the Securities Registrar will be required (a) to register the transfer of or exchange Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the

Securities called for such redemption or (b) to register the transfer of or exchange any Security, or portion thereof, called for redemption.

     (2) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.5(2) shall be made only in accordance with this Section 3.5(2).

          (i)   Restricted Global Security to Restricted Non-Global Security.
In the event that Non-Global Securities are to be issued pursuant to Section 3.4(1)(ii) in connection with any transfer of Securities, such transfer may be effected only in accordance with the provisions of this Clause (2)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) a Company Order from the Company directing the Trustee, as Security Registrar, to (x) authenticate and deliver one or more Securities of the same aggregate principal amount as the beneficial interest in the Restricted Global Security to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Securities to be so issued and appropriate delivery instructions and (y) decrease the beneficial interest of a specified Agent Member's account in a Restricted Global Security by a specified principal amount not greater than the principal amount of such Restricted Global Security, and
(B) such other certifications, legal opinions or other information as the Company or the Trustee may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Trustee, as Security Registrar, shall decrease the principal amount of the Restricted Global Security by the specified amount and authenticate and deliver Securities in accordance with such instructions from the Company as provided in Section 3.4(1)(iii).

          (ii) Restricted Non-Global Security to Restricted Global Security. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with the provisions of this Clause 2(i) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of such Restricted Security as provided in Section 3.5(1) and instructions from the Company directing that a beneficial interest in the Restricted Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account, then the Trustee, as Security Registrar, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in Section 3.5(1) and increase the principal amount of the Restricted Global Security by the specified principal amount as provided in Section 3.4(1)(iii).

          (iii) Exchanges Between Global Security and Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security only as provided in Section 3.4 or only if such exchange occurs in connection with a transfer effected in accordance with Clause 2(i) above, provided that, if such interest is a beneficial interest in the Restricted Global Security, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 3.5(3)). A Security that is not a Global

Security may be exchanged for a beneficial interest in a Global Security only if such exchange occurs in connection with a transfer effected in accordance with Clause (2)(ii) above.

     (3) Securities Act Legends. All Securities issued pursuant to this Indenture, and all Successor Securities, shall bear the Restricted Securities Legend and shall be subject to the restrictions on transfer specified therein, subject to the following:

          (i) subject to the following Clauses of this Section 3.5(3), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Restricted Securities Legend borne by such Global Security for which the Security was exchanged;

          (ii) subject to the following Clauses of this Section 3.5(3), a new Security that is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Restricted Securities Legend borne by the Security for which the new Security was exchanged;

          (iii) any Securities that are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the Shelf Registration Statement), together with their Successor Securities shall not bear a Restricted Securities Legend; the Company shall inform the Trustee in writing of the effective date of any such registration statement registering the Securities under the Securities Act and shall notify the Trustee, in writing, at any time when prospectuses must be delivered with respect to Securities to be sold pursuant to such registration statement. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement;

          (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security that does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof that bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such Security bearing a Restricted Securities Legend or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such new Security in exchange for or in lieu of such other Security as provided in this Article III;

          (v) a new Security that does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Security or any portion thereof that bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the written direction of the Company, shall authenticate and deliver such a new Security as provided in this Article III; and

          (vi) notwithstanding the foregoing provisions of this Section 3.5(3), a Successor Security of a Security that does not bear a Restricted Securities Legend shall not bear such legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the written direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article III.

     (4) Any stock certificate representing shares of Common Stock issued upon conversion of the Securities shall bear the Restricted Securities Legend borne by such Securities, to the extent required by this Indenture, unless such shares of Common Stock have been sold pursuant to a registration statement that has been declared effective under the Securities Act (and that continues to be effective at the time of such transfer) or sold pursuant to Rule 144 of the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent for the Common Stock. With respect to the transfer of shares of Common Stock issued upon conversion of the Securities that are restricted hereunder, any deliveries of certificates, legal opinions or other instruments that would be required to be made to the Security Registrar in the case of a transfer of Securities, as described above, shall instead be made to the transfer agent for the Common Stock.

     (5)  Neither the Trustee, the Paying Agent nor any of their agents shall
(i) have any duty to monitor compliance with or with respect to any Federal or state or other securities or tax laws or (ii) have any duty to obtain documentation on any transfers or exchanges other than as specifically required hereunder.

          SECTION 3.6   Mutilated, Destroyed, Lost or Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there be delivered to the Company and to the Trustee:

     (1) evidence to their satisfaction of the destruction, loss or theft of any Security, and

     (2) such security or indemnity as may be satisfactory to the Company and the Trustee to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the conditions set forth in the preceding paragraph.

     Upon the issuance of any new Security under this Section 3.6, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, which may be imposed in connection therewith by the United States or any political subdivision thereof or therein, which shall be paid by the Company) and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section 3.6 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section 3.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 3.7   Payment of Interest; Interest Rights Preserved.

     Subject to the last paragraph of this Section, interest or Liquidated Damages on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest or Liquidated Damages on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 20 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

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

     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing and following provisions of this Section and
Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Interest on any Security that is converted in accordance with Section 12.2 during a Record Date Period shall be payable in accordance with the provisions of Section 12.2.

          SECTION 3.8   Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, any Paying Agent and any agent of the Company, the Trustee or any Paying Agent will treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any (including the Make-Whole Payment, if any), and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee, any Paying Agent nor any agent of the Company, the Trustee or any Paying Agent shall be affected by notice to the contrary.

          SECTION 3.9   Cancellation.

     All Securities surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be canceled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.9. The Trustee shall destroy all canceled Securities in accordance with applicable law and its customary practices in effect from time to time and shall deliver a certificate of such destruction to the Company.

          SECTION 3.10  Computation of Interest.

     Interest on the Securities (including any Liquidated Damages) shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 3.11  CUSIP Numbers.

     The Company in issuing Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such CUSIP numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP numbers. The Company shall promptly notify the Trustee in writing of any change in any such CUSIP number.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

          SECTION 4.1   Satisfaction and Discharge of Indenture.

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, or registration of transfer or exchange, or replacement of Securities herein expressly provided for and any right to receive Liquidated Damages as provided in the Registration Rights Agreement and in the form of Security set forth in Section 2.2 and the Company's obligations to the Trustee pursuant to Section 6.7), and the Trustee, at the expense of the Company, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of this Indenture, when

     (1)  Either

                  (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.6 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                  (ii) all such Securities not theretofore delivered to the Trustee or its agent for cancellation (other than Securities referred to in clauses (A) and (B) of clause (1)(i) above)

                  (a)   have become due and payable, or

                  (b) will have become due and payable at their Stated Maturity within one year, or

                  (c) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

                  (d) and the Company, in the case of clause (a), (b) or (c) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause (a)) in trust for the purpose an amount in cash sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any (including the Make-Whole Payment, if any), and interest (including any Liquidated Damages) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

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

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.12, the obligation of the Company to pay Liquidated Damages, if any, if money shall have been deposited with the Trustee pursuant to clause (1)(ii) of this Section 4.1, the obligations of the Trustee under Section 4.2 and the last paragraph of Section
10.3 and the obligations of the Company and the Trustee under Section 3.5 and
Article XII shall survive.

          SECTION 4.2   Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust for the sole benefit of the Holders, and such monies shall be applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Persons entitled thereto, of the principal, premium, if any (including the Make-Whole Payment, if any), and interest (including any Liquidated Damages) for whose payment such money has been deposited with the Trustee.

     All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                   ARTICLE V

                                    REMEDIES

          SECTION 5.1   Events of Default.

     "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) default in the payment of the principal of or premium, if any (including the Make-Whole Payment, if any), on any Security at its Maturity; or

     (2) default in the payment of any interest (including any Liquidated Damages) upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

     (3) failure by the Company to give a Company Notice, if required, in accordance with Section 13.3; or

     (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (5) a default in the payment when due (either at its stated maturity or upon acceleration thereof, and after expiration of any applicable grace period) under any bonds, debentures, notes or other evidences of indebtedness for money borrowed (or guarantee thereof) by the Company or any Significant Subsidiary or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Significant Subsidiary of the Company of a principal amount in excess of U.S. $20,000,000, whether such indebtedness now exists or shall hereafter be created, or a default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any Significant Subsidiary or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any Significant Subsidiary resulting in the acceleration of such indebtedness in excess of U.S. $20,000,000, if the indebtedness is not discharged, or the acceleration is not rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

     (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of either, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

     (7) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against either, or the filing by either of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or state law, or the consent by either to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of either, or the making by either of an assignment for the benefit of creditors, or the admission by either in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action; or

     (8) the Pledge Agreement, as such agreement may be amended, restated or supplemented or otherwise modified from time to time, shall cease to be in full force and effect or enforceable in accordance with its terms, other than in accordance with its terms.

          SECTION 5.2   Acceleration of Maturity; Rescission and Annulment.

     If an Event of Default (other than an Event of Default specified in Section 5.1(6) or 5.1(7) with respect to the Company) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(6) or 5.1(7) with respect to the Company occurs and is continuing, the principal of, and accrued interest on, all the Securities shall become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

     At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article V provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may, on behalf of all Holders, rescind and annul such declaration and its consequences if:

     (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (i)     all overdue interest on all Securities,

          (ii) the principal of and premium, if any (including the Make-Whole Payment, if any), on any Securities that have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities,

          (iii) to the extent permitted by applicable law, interest upon overdue interest at a rate of 4.25% per annum, and

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

          (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     (2) all Events of Default, other than the nonpayment of the principal of and any premium and interest on, Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13; and

     (3) such rescission and annulment would not conflict with any judgment or decree issued in appropriate judicial proceedings regarding the payment by the Trustee to the Holders of the amounts referred to in Section 5.2(1).

     No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.

          SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

     The Company covenants that if:

     (1) default is made in the payment of any interest (including any Liquidated Damages) on any Security when it becomes due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of or premium, if any (including the Make-Whole Payment, if any), on any Security at the Maturity thereof,

the Company will, upon demand of the Trustee pay to it, for the benefit of the Holders of such Securities the whole amount then due and payable on such Securities for principal and interest (including any Liquidated Damages) and interest on any overdue principal and premium, if any (including the Make-Whole Payment, if any), and, to the extent permitted by applicable law, on any overdue interest (including any Liquidated Damages), at a rate of 4.25% per annum, and in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 5.4   Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or the creditors of either, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (1) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

     (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official.

          SECTION 5.5   Trustee May Enforce Claims Without Possession of
                        Securities.

     All rights of action and claims under this Indenture (including the amounts provided for in Section 6.7) or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

          SECTION 5.6   Application of Money Collected.

     Any money collected by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any (including the Make-Whole Payment, if any), or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 6.7;

     SECOND: To the payment of the amounts then due and unpaid for principal of, premium, if any (including the Make-Whole Payment, if any), or interest (including Liquidated Damages, if any) on, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any (including the Make-Whole Payment, if any), and interest (including Liquidated Damages, if any), respectively; and

     THIRD: Any remaining amounts shall be repaid to the Company.

          SECTION 5.7   Limitation on Suits.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (1) such Holder has previously given written notice to the Trustee of an Event of Default that is continuing at the time of such institution;

     (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee, and if requested, shall have provided, reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity (or if requested, receipt of indemnity) has failed to institute any such proceeding; and

     (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

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

          SECTION 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any (including the Make-Whole Payment, if any), and (subject to Section 3.7) interest (including Liquidated Damages, if any) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be), and to convert such Security in accordance with Article XII, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

          SECTION 5.9  Restoration of Rights and Remedies.

     If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

          SECTION 5.10 Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.11 Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Securities as the case may be.

          SECTION 5.12 Control by Holders of Securities.

     Subject to Section 6.3, the Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

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     (1)  such direction shall not be in conflict with any rule of law or with this Indenture, and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

In the event of such direction, the Trustee shall have no duty to ascertain whether such actions or forbearances are unduly prejudicial to any Holders.

          SECTION 5.13 Waiver of Past Defaults.

     The Holders, either (i) through the written consent of not less than a majority in principal amount of the Outstanding Securities or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority in aggregate principal amount of the Outstanding Securities represented at such meeting, may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default (A) in the payment of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest (including Liquidated Damages) on any Security, or (B) in respect of a covenant or provision hereof which under Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 5.14 Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase Date, as the case may be) or for the enforcement of the right to convert any Security in accordance with Article XII.

          SECTION 5.15 Waiver of Stay, Usury or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, that

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

may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede by reason of such law the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

          SECTION 6.1    Certain Duties and Responsibilities.

     (1)  Except during the continuance of an Event of Default,

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Indenture, but not to verify the contents thereof.

     (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

          (i) this paragraph (3) shall not be construed to limit the effect of paragraph (1) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

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

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

          (v) the Trustee shall not be liable for interest on any money received by it acting in its capacity as Trustee hereunder except as the Trustee may agree in writing with the Company.

     (4) In the absence of negligence or willful misconduct on the part of the Trustee, the Trustee shall not be responsible for the application of any money by any Paying Agent other than the Trustee.

     (5) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and the Trust Indenture Act.

          SECTION 6.2  Notice of Defaults.

     Within 90 days of the occurrence of any default hereunder as to which the Trustee has actually received written notice pursuant to Section 10.8 hereof, the Trustee shall give to all Holders of Securities, in the manner provided in
Section 1.6, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided, further, that in the case of any default of the character specified in Section 5.1(4), no such notice to Holders of Securities shall be given until at least 60 days after the occurrence thereof or, if applicable, the expiration of the cure period specified therein. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

          SECTION 6.3  Certain Rights of Trustee.

     Subject to the provisions of Section 6.1:

     (1) the Trustee may rely, and shall be protected in acting or refraining from acting, upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document (collectively, the "Documents") believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

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

     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be the one herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate and the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate;

     (4) the Trustee may consult with counsel of its selection (at the expense of the Company) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered, and, if requested by the Trustee, delivered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

     (8) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers; provided, however, that the Trustee's action or omission does not constitute willful misconduct or negligence;

     (9) any permissive right of the Trustee hereunder shall not be construed to be a duty; and

     (10) the Trustee shall not be charged with knowledge of any Event of Default, other than as described in Section 5.1(1) or (2), unless and except to the extent actually known to a Responsible Officer or written notice thereof is received by the Trustee at its Corporate Trust Office.

          SECTION 6.4  Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity,

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

sufficiency or priority of this Indenture, of the Securities or of the Common Stock issuable upon the conversion of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 6.5  May Hold Securities, Act as Trustee Under Other
                       Indentures.

     The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Conversion Agent or such other agent.

     The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

          SECTION 6.6  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          SECTION 6.7  Compensation and Reimbursement.

     The Company agrees:

     (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, accountants, experts and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee (and its directors, officers, employees and agents) for, and to hold it harmless against, any and all loss, damage, claim, liability or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs, expenses and reasonable attorneys' fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(6) or Section 5.1(7), the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses

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

of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

     The Trustee is hereby granted a security interest in and a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.7, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

     The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

          SECTION 6.8  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having a combined capital and surplus of at least U.S. $250,000,000, subject to supervision or examination by Federal or State authority, in good standing and having an established place of business in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.9.

          SECTION 6.9  Resignation and Removal; Appointment of Successor.

     (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

     (2) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (3) The Trustee may be removed at any time by an Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (4)  If at any time:

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

          (i) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

          (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 6.10. If, within one year after such resignation, removal or incapability, or occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10 become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by this Section and Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (6) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          SECTION 6.10 Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject to the lien provided for in Section
6.7. Upon request of any such successor Trustee, the Company shall execute any and all

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

instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

          SECTION 6.11 Merger, Conversion, Consolidation or Succession to
                       Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture), by sale or otherwise, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 6.12 Authenticating Agents.

     The Trustee may, with the consent of the Company, appoint an Authenticating Agent or Agents acceptable to the Company with respect to the Securities, which Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture.

     Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this
Section 6.12.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, by sale or otherwise, shall continue to be an Authenticating Agent, provided such corporation shall be

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otherwise eligible under this Section 6.12, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.12.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.12.

     If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 6.12, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

     This is one of the Securities referred to in the within-mentioned
Indenture.

                                           Wilmington trust company,
                                           as Trustee


                                           By:__________________________________
                                           As Authenticating Agent


                                           By:__________________________________
                                           Authorized Signatory

          SECTION 6.13 Disqualification; Conflicting Interests.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

          SECTION 6.14 Preferential Collection of Claims Against Company.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

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                                  ARTICLE VII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

           SECTION 7.1  Company May Consolidate, Etc. Only on Certain Terms.

      The Company shall not consolidate with or merge with or into any other Person or convey, transfer or lease or otherwise dispose of all its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge with or into the Company or convey, transfer, sell or lease such Person's properties and assets substantially as an entirety to the Company unless:

      (1) the Person formed by such consolidation or into or with which the Company is merged or the Person to which the properties and assets of the Company are so conveyed, transferred, sold or leased shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and, if other than the Company, shall expressly assume, (1) by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any (including the Make-Whole Payment, if any), and interest (including Liquidated Damages, if any) on all of the Securities as applicable, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in all material respects in accordance with Article XII; and
(2) by an amendment to the Pledge Agreement, executed and delivered to the Trustee and the Pledged Securities Intermediary, in form reasonably satisfactory to each of them, the performance of every covenant of the Pledge Agreement on the part of Company to be performed or observed;

      (2) immediately after giving effect to such transaction no Event of Default, and no event that after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or other disposal and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Section 8.3.

           SECTION 7.2  Successor Substituted.

      Upon any consolidation of the Company with, or merger of the Company with or into any other Person or any conveyance, transfer, lease or other disposal of the properties and assets of the Company substantially as an entirety in accordance with Section 7.1, the successor Person formed by such consolidation or into or with which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a

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

lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE VIII

                             SUPPLEMENTAL INDENTURES

           SECTION 8.1 Supplemental Indentures Without Consent of Holders of Securities.

         Without the consent of any Holders of Securities the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

      (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities as permitted by Article VII of this Indenture; or

      (2) to add to the covenants of the Company for the benefit of the Holders of Securities or to surrender any right or power herein conferred upon the Company; or

      (3)  to secure the Securities; or

      (4) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11 or to make provision with respect to the repurchase rights of Holders of Securities pursuant to Section 13.5; or

      (5) to make any changes or modifications to this Indenture necessary in connection with the registration of any Registrable Securities under the Securities Act as contemplated by Section 10.11, provided such action pursuant to this clause (5) shall not adversely affect the interests of the Holders of Securities in any material respect; or

      (6) to comply with the requirements of the Trust Indenture Act or the rules and regulations of the Commission thereunder in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise; or

      (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

      (8) to modify the provisions of the Indenture relating to the Pledge Agreement or any transactions contemplated thereby, provided that such action pursuant to this clause (8) does not adversely affect the interests of the Holders of Securities in any material respect; or

      (9) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein or that is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Company and the Trustee may deem necessary or desirable, provided such action pursuant to this clause (9) shall not adversely affect the interests of the Holders of Securities in any material respect.

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      Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 8.3 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained.

      Notwithstanding any other provision of the Indenture or the Securities, the Registration Rights Agreement and the obligation to pay Liquidated Damages thereunder may be amended, modified or waived in accordance with the provisions of the Registration Rights Agreement.

           SECTION 8.2 Supplemental Indentures with Consent of Holders of Securities.

      Except as set forth in Section 8.1, with either (i) the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by the Act of said Holders delivered to the Company and the Trustee, or (ii) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority in aggregate principal amount of the Outstanding Securities represented at such meeting, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent or affirmative vote of the Holder of each Outstanding Security affected thereby,

      (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount of, or the premium, if any, or the rate of interest payable thereon, or reduce the amount (including the Make-Whole Payment) payable upon a redemption or mandatory repurchase, or change the place or currency of payment of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on any Security (including any payment of Liquidated Damages (except as may be effected through an amendment of the Registration Rights Agreement in accordance with its terms) or Redemption Price or Repurchase Price in respect of such Security) or impair the right to institute suit for the enforcement of any payment in respect of any Security on or after the Stated Maturity thereof (or, in the case of redemption or any repurchase, on or after the Redemption Date or Repurchase Date, as the case may be); or

      (2) reduce the requirements of Section 9.4 for quorum or voting, or reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

      (3) modify any of the provisions of this Section or Section 5.13 or 10.12, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

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      (4)  modify the ranking of the Securities in a manner adverse to the
Holders; or

      (5) modify the Company's right to redeem the Securities in a manner adverse to the Holders; or

      (6) modify the provisions of Article XII or XIII in a manner adverse to the Holders (subject to the last sentence of Section 12.4(10));

      (7) modify the provisions of Section 10.9 in a manner adverse to the Holder; or

      (8) impair the right of any Holder to receive payment of interest on the first six scheduled Interest Payment Dates from the Pledged Securities as set forth in the Pledge Agreement.

      It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

           SECTION 8.3  Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 6.1 and 6.3) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to general equity principles and applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, arrangement, dissolution, moratorium or other similar laws relating to or affecting creditors' rights generally. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

           SECTION 8.4  Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder appertaining thereto shall be bound thereby.

           SECTION 8.5  Reference in Securities to Supplemental Indentures.

      Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by

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the Company and authenticated and delivered by the Trustee in exchange for
Outstanding Securities.

           SECTION 8.6  Notice of Supplemental Indentures.

      Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Company shall give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.6. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

                                   ARTICLE IX

                        MEETINGS OF HOLDERS OF SECURITIES

           SECTION 9.1  Purposes for Which Meetings May Be Called.

      A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

           SECTION 9.2  Call, Notice and Place of Meetings.

      (1) The Trustee, with the Company's consent (so long as an Event of Default has not occurred and is not continuing), may at any time call a meeting of Holders of Securities for any purpose specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

      (2) In case at any time the Company, pursuant to a Board Resolution, or, if an Event of Default has occurred and is continuing, the Holders of at least 10% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 9.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (1) of this Section.

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          SECTION 9.3  Persons Entitled to Vote at Meetings.

      To be entitled to vote at any meeting of Holders of Securities, a Person shall be (i) a Holder of one or more Outstanding Securities, or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          SECTION 9.4  Quorum; Action.

      The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Notice of the reconvening of any adjourned meeting shall be given as provided in Section 9.2(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities that shall constitute a quorum.

      Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.

      At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 8.2 and except to the extent Section 10.12 requires a different vote) shall be effectively passed and decided if passed or decided by the lesser of (i) the Holders of not less than a majority in principal amount of Outstanding Securities and (ii) the Persons entitled to vote not less than a majority in aggregate principal amount of Outstanding Securities represented and entitled to vote at such meeting.

      Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities whether or not present or represented at the meeting. The Trustee shall, in the name and at the expense of the Company, notify all the Holders of Securities of any such resolutions or decisions pursuant to Section 1.6.

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           SECTION 9.5  Determination of Voting Rights; Conduct and Adjournment
                        of Meetings.

      (1) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4 or by having the signature of the Person executing the proxy guaranteed by any bank, broker or other eligible institution participating in a recognized medallion signature guarantee program.

      (2) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 9.2(1), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

      (3) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

      (4)  Any meeting of Holders of Securities duly called pursuant to Section
9.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

           SECTION 9.6  Counting Votes and Recording Action of Meetings.

      The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts at Stated Maturity and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given

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as provided in Section 9.2 and, if applicable, Section 9.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE X

                                    COVENANTS

         SECTION 10.1  Payment of Principal, Premium and Interest.

      The Company covenants and agrees that it will duly and punctually pay the principal of and premium, if any (including the Make-Whole Payment, if any), and interest (including Liquidated Damages, if any) on the Securities in accordance with the terms of the Securities and this Indenture. The Company will deposit or cause to be deposited with the Trustee, no later than the opening of business on the date of the Stated Maturity of any Security or no later than the opening of business on the due date for any installment of interest, all payments so due, which payments shall be in immediately available funds on the date of such Stated Maturity or due date, as the case may be.

         SECTION 10.2  Maintenance of Offices or Agencies.

      The Company hereby appoints the Corporate Trust Office of the Trustee, where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.

      The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of, premium, if any (including the Make-Whole Payment, if any), and interest on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 10.3, the Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment and conversion, which shall initially be the Corporate Trust Office of the Trustee, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with
Section 1.6, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

      If at any time the Company shall fail to maintain any such required office or agency, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served on the Corporate Trust Office of the Trustee. The Company hereby initially designates the Trustee as Paying Agent, Security Registrar and

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Conversion Agent, and the Corporate Trust Office of the Trustee as one such office or agency of the Company for each of the aforesaid purposes.

           SECTION 10.3  Money for Security Payments to Be Held in Trust.

      If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any (including the Make-Whole Payment, if any), or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee, in writing, of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents, it will, no later than the opening of business on each due date of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on any Securities, deposit with the Trustee a sum in funds immediately available on the payment date sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held for the benefit of the Persons entitled to such principal, premium, if any (including the Make-Whole Payment, if any), or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee, in writing, of any failure so to act.

      The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

      (1) hold all sums held by it for the payment of the principal of, premium, if any (including the Make-Whole Payment, if any), or interest on Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

      (2) give the Trustee written notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal, premium, if any (including the Make-Whole Payment, if any), or interest; and

      (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any (or the Make-Whole

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Payment, if any), or interest on any Security and remaining unclaimed for two years after such principal, premium, if any (including the Make-Whole Payment, if any), or interest has become due and payable shall be paid within 60 days of such date by the Trustee to the Company on Company Request, as its property free from trust, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

      In the absence of a written request from the Company to return unclaimed funds to the Company, the Trustee shall from time to time deliver all unclaimed funds to or as directed by applicable escheat authorities, as determined by the Trustee in its sole discretion, in accordance with the customary practices and procedures of the Trustee. Any unclaimed funds held by the Trustee pursuant to this section shall be held uninvested and without liability for interest.

           SECTION 10.4  Existence.

      Subject to Article VII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

           SECTION 10.5  Maintenance of Properties.

      The Company will cause all properties used or useful in the conduct of its business or the business of any Significant Subsidiary to be maintained and in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business of the Company or such Significant Subsidiary may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Significant Subsidiary and not disadvantageous in any material respects to the Holders.

           SECTION 10.6  Payment of Taxes and Other Claims.

      The Company will pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or

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any Subsidiary and (ii) subject to Section 12.8 , all stamps and other duties, if any, which may be imposed by the United States or any political subdivision thereof or therein in connection with the issuance, transfer, exchange or conversion of any Securities or with respect to this Indenture; provided, however, that, in the case of clauses (i) and (ii), the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (A) if the failure to do so will not, in the aggregate, have a material adverse impact on the Company and its subsidiaries taken as a whole, or (B) if the amount, applicability or validity is being contested in good faith by appropriate proceedings.

                SECTION 10.7   Registration and Listing.

         The Company will effect all registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) before the shares of Common Stock issuable upon conversion of Securities are issued and delivered, and qualified or listed as contemplated under the Registration Rights Agreement.

         Nothing in this Section will limit the application of Section 10.11.

                SECTION 10.8   Statement by Officers as to Default.

         The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate (one of the signers of which shall be the Company's principal executive, principal financial or principal accounting officer), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         The Company will deliver to the Trustee, forthwith upon becoming aware of any default in the performance or observance of any covenant, agreement or condition in this Indenture, or any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

         Any notice required to be given under this Section 10.8 shall be delivered to the Trustee at its Corporate Trust Office.

                SECTION 10.9   Delivery of Certain Information.

         At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Restricted Security or the holder of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of shares of Common Stock issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to

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the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of any such security; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date that is two years from the later of (i) the date such a security (or any such predecessor security) was last acquired from the Company or (ii) the date such a security (or any such predecessor security) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                SECTION 10.10  Resale of Certain Securities.

         During the period beginning on the last date of original issuance of the Securities and ending on the date that is two years from such date (or such shortened period under Rule 144(k) under the Securities Act or any successor rule), the Company will not, and will not permit any of its subsidiaries or other "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell (i) any Securities that constitute "restricted securities" under Rule 144 or (ii) any securities into which the Securities have been converted under this Indenture that constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence.

                SECTION 10.11  Registration Rights.

         The Company agrees that the Holders from time to time of Registrable Securities (as defined below) are entitled to the benefits of the Registration Rights Agreement.

         Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, premium, if any, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Liquidated Damages provided for in this Section to the extent that, in such context, Liquidated Damages are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Liquidated Damages (if applicable) in any provisions hereof shall not be construed as excluding Liquidated Damages in those provisions hereof where such express mention is not made.

         For the purposes of the Registration Rights Agreement, "Registrable Securities" means all or any portion of the Securities issued from time to time under this Indenture in registered form and the shares of Common Stock issuable upon conversion, repurchase or redemption of such Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

         If a Security, or the shares of Common Stock issuable upon conversion of a Security, is a Registrable Security, and the Holder thereof elects to sell such Registrable Security pursuant to the Shelf Registration Statement then, by its acceptance thereof, the Holder of such Registrable Security will have agreed to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities which are the subject of such election.

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         For the purposes of the Registration Rights Agreement, the term
"Holder" means any Person that is the record owner of Registrable Securities (and includes any Person that has a beneficial interest in any Registrable Security in book entry form).

         If Liquidated Damages are payable under the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of Liquidated Damages that is payable and (ii) the date on which Liquidated Damages are payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no Liquidated Damages are payable. If Liquidated Damages have been paid by the Company directly to the persons entitled to them, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

                SECTION 10.12  Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.4 (other than with respect to the existence of the Company (subject to Article VII)), and 10.6, inclusive (other than a covenant or condition which under Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Security affected), if before the time for such compliance the Holders shall, through (i) the written consent of not less than a majority in aggregate principal amount of the Outstanding Securities or (ii) the adoption of a resolution at a meeting of Holders of the Outstanding Securities at which a quorum is present by the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities represented at such meeting, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee or any Paying or Conversion Agent in respect of any such covenant or condition shall remain in full force and effect.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

                SECTION 11.1   Right of Redemption.

         The Securities may be redeemed in accordance with the provisions of the form of Security set forth in Section 2.2.

                SECTION 11.2   Applicability of Article.

         Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article XI.

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                SECTION 11.3   Election to Redeem; Notice to Trustee; Public
                               Announcement.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any of the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and make a public announcement thereof by release made to Reuters Economic Services and Bloomberg Business News. The Company shall provide notice to the Trustee at least 2 Business Days prior to the Redemption Date of the amount of any Make-Whole Payment and whether the Make-Whole Payment will be paid in cash, Common Stock, or a combination of both (and the applicable ratio of cash and Common Stock) with instructions, if the Company so elects, for the Trustee to provide such notice to Holders as soon as practicable.

                SECTION 11.4   Selection by Trustee of Securities to Be
                               Redeemed.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee within three Business Days after it receives the notice described in Section 11.3, from the Outstanding Securities not previously called for redemption, by lot or by such other method as the Trustee may deem fair and appropriate.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection. The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount and certificate numbers thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                SECTION 11.5   Notice of Redemption.

         Notice of redemption shall be given by the Company in the manner provided in Section 1.6 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable.

         All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers ) and shall state:

         (1)    the Redemption Date,

         (2) the Redemption Price, and accrued interest (including Liquidated Damages, if any), if any, to, but excluding, the Redemption Date,

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         (3)   if less than all Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be outstanding after such partial redemption,

         (4) that on the Redemption Date the Redemption Price, and accrued interest (including Liquidated Damages, if any), if any, to, but excluding, the Redemption Date, will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

         (5) whether such a redemption is a Provisional Redemption and if so, the amount of the Make-Whole Payment, that a notice will be provided on or prior to the Redemption Date stating the amount of such Make-Whole Payment and whether such Make-Whole Payment will be paid in cash, Common Stock or a combination thereof (and the applicable ratio of cash and Common Stock) (the "Make-Whole Notice"),

         (6) the Conversion Rate, the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion,

         (7) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest (including Liquidated Damages, if any), if any, to, but excluding, the Redemption Date,

         (8) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities, and

         (9) whether the redemption is a Provisional Redemption or an Optional Redemption.

         In case of a partial redemption, the notice shall specify the serial and CUSIP numbers (if any) and the portions thereof called for redemption and that transfers and exchanges may occur on or prior to the Redemption Date.

         Notice of redemption of Securities to be redeemed at the election of the Company and the Make-Whole Notice shall be given by the Company or, at the Company's written request (which request shall be delivered to the Trustee simultaneously with notification of the Redemption Date or the amount and type of Make-Whole Payment, as applicable, pursuant to Section 11.3), by the Trustee in the name of and at the expense of the Company. Notice of redemption of Securities to be redeemed at the election of the Company received by the Trustee shall be given by the Trustee to each Paying Agent in the name of and at the expense of the Company.

               SECTION 11.6   Deposit of Redemption Price.

         Not less than one Business Day prior to the Redemption Date, the Company shall deposit with the Trustee (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) (i) an amount of money (which shall be in immediately available funds on such Redemption Date) or, if applicable, Common Stock sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest (including Liquidated Damages, if any) to the Redemption Date on, all the

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Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit and (ii) with respect to Securities called for Provisional Redemption pursuant to Section 11.1, an amount of money (which shall be in immediately available funds on the Redemption Date) or Common Stock sufficient to pay the Make-Whole Payment for all the Securities (or portions thereof) called for redemption (including those surrendered for conversion into Common Stock after the Notice Date and prior to the Redemption Date in respect thereof); provided that if such payment is made on the Redemption Date, it must be received by the Trustee or Paying Agent, as the case may be, by 10:00 a.m. New York City time on such date.

         If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.7) be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust, provided that, with respect to a Provisional Redemption, any money or Common Stock so deposited for payment of the Make-Whole Payment shall remain segregated and held in trust for payment of the Make-Whole Payment which shall be made on all Securities called for Provisional Redemption, including Securities converted into Common Stock after the Notice Date and prior to the Redemption Date in respect of such Provisional Redemption.

                SECTION 11.7   Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and, with respect to Securities called for Provisional Redemption, the Make-Whole Payment, and from and after such date (unless the Company shall default in the payment of the Redemption Price, including accrued interest or the Make-Whole Payment, if any) such Securities shall cease to bear or accrue any interest. Upon surrender of any Security for redemption in accordance with said notice such Security shall be paid by the Company at the Redemption Price together with accrued and unpaid interest (including Liquidated Damages, if any) to but excluding the Redemption Date and, with respect to Securities called for Provisional Redemption (including Securities converted into Common Stock pursuant to the terms hereof after the Notice Date and prior to the Redemption Date in respect thereof), the Make-Whole Payment; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7; and provided further that, with respect to a Provisional Redemption, the holder of any Securities converted into Common Stock pursuant to the terms of this Indenture after the Notice Date and prior to the Redemption Date in respect thereof shall have the right to the Make-Whole Payment, if any, with respect to such Securities regardless of the conversion of such Securities.

         If the Company shall fail to deposit the Redemption Price (and Make-Whole Payment, if any) with the Trustee and any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount of, premium, if any (including the Make-Whole Payment, if any), and, to the extent permitted by applicable law, accrued interest on such

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Security shall, until paid, bear and accrue interest from the Redemption Date at the rate borne by the Security and such Security shall remain convertible until the Redemption Price of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

         Any issuance of shares of Common Stock in respect of the Make-Whole Payment shall be deemed to have been effected immediately prior to the close of business on the Redemption Date and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Redemption Date the holder or holders of record of the shares represented thereby.

         No fractions of shares shall be issued upon Provisional Redemption of Securities. If more than one Security shall be so redeemed from the same Holder and all or any portion of the Make-Whole Payment shall be payable in shares of Common Stock, the number of full shares which shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Securities so repurchased. Instead of any fractional share of Common Stock which would otherwise be issuable on the Provisional Redemption of any Security or Securities, the Company will deliver to the applicable Holder its check for the value of such fractional share. The value of a fraction of a share shall be determined by multiplying the value of a share of Common Stock for purposes of the Provisional Redemption by the fraction, and rounding the result to the nearest cent.

         Any issuance and delivery of certificates for shares of Common Stock on Provisional Redemption of Securities shall be made without charge to the Holder of Securities being redeemed for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; provided, however, that the Company shall not be required to pay any tax or duty which may be payable in respect of (i) income of the Holder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the Holder of the Securities being redeemed, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

         Any Security that is to be redeemed only in part shall be surrendered at the Corporate Trust Office or an office or agency of the Company designated for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. Upon redemption, interests in Global Securities shall be reduced in accordance with the Applicable Procedures.

                SECTION 11.8   Conversion Arrangement on Call for Redemption.

         In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers

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or other purchasers (the "Purchasers") to purchase such securities by paying to the Trustee in trust for the Holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price, together with any interest accrued and unpaid to but excluding the Redemption Date, of such Securities and, in connection with a Provisional Redemption, the Make-Whole Payment. Notwithstanding anything to the contrary contained in this Article XI, the obligation of the Company to pay the Redemption Price, together with any interest accrued and unpaid to but excluding the Redemption Date, and, in connection with a Provisional Redemption, the Make-Whole Payment, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such Purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the close of business on the Business Day immediately prior to the Redemption Date), any Securities called for redemption that are not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, and consistent with any agreement or agreements with such Purchasers, to be acquired by such Purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XII) surrendered by such Purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be extended through such time), subject to payment of the above amount as aforesaid, including the Make-Whole Payment, if any, with respect to all Securities called for Provisional Redemption. At the written direction of the Company, the Trustee shall hold and dispose of any such amount paid to it by the Purchasers to the Holders in the same manner as it would monies deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such Purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such Purchasers, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                SECTION 11.9 Conditions to the Company's Election to Pay the Make-Whole Payment in Common Stock.

         The Company may elect to pay all or a portion of the Make-Whole Payment by delivery of shares of Common Stock if and only if the following conditions shall have been satisfied:

         (1) The shares of Common Stock deliverable in payment of the Make-Whole Payment shall have a value, as determined in the following sentence, as of the Repurchase Date of not less than the amount of the Make-Whole Payment. For purposes of this Section 11.9, the value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Price Per Share for the five consecutive Trading Days ending on the third Trading Day prior to the Redemption Date in respect of such Provisional Redemption;

         (2) The Make-Whole Payment (or any portion thereof) shall be paid only in cash in the event any shares of Common Stock to be issued upon redemption of Securities hereunder (i)

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require registration under any federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon redemption and if such registration is not completed or does not become effective prior to the Redemption Date in respect of such Provisional Redemption, and/or (ii) require registration with or approval of any governmental authority under any state law or any other federal law before such shares may be validly issued or delivered upon repurchase and if such registration is not completed or does not become effective or such approval is not obtained prior to the Redemption Date in respect of such Provisional Redemption;

         (3) Payment of the Make-Whole Payment may not be made in Common Stock unless such stock is, or shall have been, listed or approved for quotation on the Nasdaq National Market or listed or approved for quotation on a national securities exchange or quotation system, in either case, prior to the Redemption Date in respect of such Provisional Redemption; and

         (4) All shares of Common Stock which may be issued upon Provisional Redemption of Securities will be issued out of the Company's authorized but unissued Common Stock and will, upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive or similar rights.

         Prior to making all or any portion of a Make-Whole Payment in Common Stock, the Company shall certify to the Trustee in an Officers' Certificate that all of the conditions set forth in this Section 11.9 are satisfied in accordance with the terms thereof and shall deliver to the Trustee an opinion of counsel to the Company to the effect that the shares of Common Stock to be issued upon Provisional Redemption are not subject to any restrictions on transfer under the Securities Act.

                                  ARTICLE XII

                            CONVERSION OF SECURITIES

                SECTION 12.1   Conversion Privilege and Conversion Rate.

         Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, each U.S. $1,000 principal amount of Securities may be converted into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall commence on the initial issuance date of the Securities and expire at the close of business on August 15, 2010 (unless such Securities have been previously redeemed or repurchased), subject, in the case of conversion of any Global Security, to any Applicable Procedures. In case a Security or portion thereof is called for redemption at the election of the Company or the Holder thereof exercises his right to require the Company to repurchase the Security, such conversion right in respect of the Security, or portion thereof so called, shall expire at the close of business on the Business Day immediately preceding the Redemption Date or the Repurchase Date, as the case may be, unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be (in each case subject as aforesaid to any Applicable Procedures with respect to any Global Security).

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         The rate at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Rate") shall be initially 148.8261 shares of Common Stock for each U.S.$1,000 principal amount of Securities. The Conversion Rate shall be adjusted in certain instances as provided in this
Article XII.

                SECTION 12.2   Exercise of Conversion Privilege.

         In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed in blank, at any office or agency of the Company maintained for that purpose pursuant to
Section 10.2, accompanied by a duly signed conversion notice substantially in the form set forth in Section 2.4 stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Each Security surrendered for conversion (in whole or in part) during a Record Date Period shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date, or is repurchasable on a Repurchase Date, occurring, in either case, during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the close of business on the second Business Day following such Interest Payment Date and, as a result, the right to convert such Security would otherwise terminate in such period if not exercised) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date with respect to any Security (or portion thereof, if applicable) that is surrendered for conversion during the Record Date Period corresponding to such Interest Payment Date, shall be paid to the Holder of such Security as of such Regular Record Date for such Interest Payment Date in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. Interest payable on any Interest Payment Date in respect of any Security surrendered for conversion on or after such Interest Payment Date shall be paid to the Holder of such Security as of the Regular Record Date next preceding such Interest Payment Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 3.7, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Common Stock issued upon conversion. The Company's delivery to the Holder of the number of shares of Common Stock (and cash in lieu of fractions thereof, as provided in this Indenture) into which a Security is convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Security.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions and Section 2.2 hereof, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and deliver to the Trustee, for delivery to the Conversion Agent, for delivery to the Holder (unless a different Person is indicated on the Conversion Notice), a

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certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.3.

     All shares of Common Stock delivered upon such conversion of Restricted Securities shall bear restrictive legends substantially in the form of the legends required to be set forth on the Restricted Securities pursuant to
Section 3.5 and shall be subject to the restrictions on transfer provided in such legends. Neither the Trustee nor any agent maintained for the purpose of such conversion shall have any responsibility for the inclusion or content of any such restrictive legends on such Common Stock; provided, however, that the Trustee or any agent maintained for the purpose of such conversion shall have provided, to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver such Common Stock, written notice that the Securities delivered for conversion are Restricted Securities.

     In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of U.S. $1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to U.S. $1,000 or any integral multiple of $1,000 in excess thereof.

     If shares of Common Stock to be issued upon conversion of a Restricted Security, or Securities to be issued upon conversion of a Restricted Security in part only, are to be registered in a name other than that of the beneficial owner of such Restricted Security, then such Holder must deliver to the Conversion Agent a Surrender Certificate, dated the date of surrender of such Restricted Security and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the beneficial owner, shares of Common Stock or Securities issued upon conversion of any such Restricted Security not so accompanied by a properly completed Surrender Certificate.

          SECTION 12.3 Fractions of Shares.

     No fractional shares of Common Stock shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Closing Price Per Share at the close of business on the last Trading Day prior to the day of conversion.

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          SECTION 12.4 Adjustment of Conversion Rate.

     The Conversion Rate shall be subject to adjustments from time to time as follows:

     (1) In case the Company shall pay or make a dividend or other distribution on shares of any class of capital stock payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing the Conversion Rate in effect immediately prior to such date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If, after any such date fixed for determination, any dividend or distribution is not in fact paid, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would have been in effect if such determination date had not been fixed. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     (2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than any rights, options or warrants that by their terms will also be issued to any Holder upon conversion of a Security into shares of Common Stock without any action required by the Company or any other Person), the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing the Conversion Rate in effect immediately prior to such date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock that the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If, after any such date fixed for determination, any such rights, options or warrants are not in fact issued, or are not exercised prior to the expiration thereof, the Conversion Rate shall be immediately readjusted, effective as of the date such rights, options or warrants expire, or the date the Board of Directors determines not to issue such rights, options or warrants, to the Conversion Rate that would have been in effect if the unexercised rights, options or warrants had never been granted or such determination date had not been fixed, as the case may be. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include

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shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

     (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, or rights, options or warrants to subscribe for or purchase shares of any class of capital stock (other than any rights, options or warrants that by their terms will also be issued to any Holder upon conversion of a Security into shares of Common Stock without any action required by the Company or any other Person) or other property (including cash or assets or securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this Section, (ii) any dividend or distribution paid exclusively in cash as referred to in paragraphs (5) or (6) of this Section 12.4, (iii) any dividend or distribution referred to in paragraph (1) of this Section and (iv) any consideration distributed in any merger or consolidation to which Section 12.11 applies), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets, shares or evidences of indebtedness or rights, options or warrants so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. If after any such date fixed for determination, any such distribution is not in fact made, the Conversion Rate shall be immediately readjusted, effective as of the date that the Board of Directors determines not to make such distribution, to the Conversion Rate that would have been in effect if such determination date had not been fixed.

In the event that the then fair market value (as so determined) of the portion of the evidences of indebtedness, shares of any class of capital stock or other property so distributed is equal to or greater than the current market price per share of the Common Stock on such date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of a Security shall have the right to receive upon conversion the amount of such evidences of indebtedness, shares

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of any class of capital stock or other property such Holder would have received had such Holder converted each Security on such date.

     (5) In case the Company shall, by dividend or otherwise, distribute to all or substantially all holders of its Common Stock cash (excluding cash distributed upon a merger or consolidation to which Section 12.11 applies), then, immediately after the close of business on the date for determination of holders of shares of Common Stock entitled to receive such distribution, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination and (ii) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 12.4) of the Common Stock on such date fixed for determination less the amount of the cash distribution per share.

     (6) In case a tender offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (I) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of any non-cash consideration payable in respect of any other tender offer by the Company or any Subsidiary for all or any portion of the Common Stock expiring within the 365-day period preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this paragraph
(6) has been made and (II) the aggregate amount of any cash distributions to all holders of the Common Stock within the 365-day period preceding the expiration of such tender offer and in respect of which no adjustment pursuant to paragraph
(5) of this Section has been made (the "combined tender and cash amount") exceeds 10% of the product of the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section 12.4) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time, then, and in each such case immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate immediately prior to the close of business on the date of the Expiration Time by a fraction (i) the numerator of which shall be equal to (A) the product of (I) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section 12.4) on the date of the Expiration Time multiplied by (II) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (B) the combined tender and cash amount, and (ii) the denominator of which shall be equal to the product of
(A) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section 12.4) on the date of the Expiration Time multiplied by (B) the number of shares of Common Stock outstanding (including any

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tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted up to any such maximum, being referred to as the "Purchased Shares").

     (7) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 12.11 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section 12.4).

     (8)  For the purpose of any computation under paragraphs (2), (4), (5) or
(6) of this Section 12.4, the current market price per share of Common Stock on any date shall be calculated by the Company and be the average of the daily Closing Price Per Share for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "`ex date," when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

     (9) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph
(9)) would require an increase or decrease of at least one percent in such rate; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (10) The Company may make such increases in the Conversion Rate, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5) and (6) of this Section 12.4, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph (10) and its actions in so doing shall, absent manifest error, be final and conclusive.

     (11) Notwithstanding the foregoing provisions of this Section, no adjustment of the Conversion Rate shall be required to be made (a) upon the issuance of shares of Common Stock

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pursuant to any present or future plan for the reinvestment of dividends, (b)
upon a change in the par value of the Common Stock, or (c) because of a tender or exchange offer of the character described in Rule 13e-4(h)(5) under the Exchange Act or any successor rule thereto.

     (12) To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least twenty (20) days, the increase is irrevocable during such period, and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive; provided, however, that no such increase shall be taken into account for purposes of determining (i) whether the Closing Price Per Share of the Common Stock equals or exceeds 105% of the Conversion Price in connection with an event which would otherwise be a Change of Control pursuant to Section
13.4 or (ii) whether the Closing Price Per Share of the Common Stock exceeds 150% of the Conversion Price in connection with redemption of the Securities in accordance with the provisions in the form of Security set forth in Section 2.2 hereof. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall give notice of the increase to the Holders in the manner provided in Section 1.6 at least fifteen (15) days prior to the date the increased Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

     (13) If Holders of the Securities exercise the right of conversion after the date the rights issued under the Company's rights agreement, dated as of May 23, 2001, separate from the underlying Common Stock and are therefore not entitled to receive the common stock rights that would otherwise be attributable to the shares of Common Stock received upon conversion, the Conversion Rate will be adjusted as though such rights are being distributed to holders of Common Stock on the date of such separation, If such an adjustment is made and such rights are later redeemed, invalidated or terminated, then a corresponding reversing adjustment will be made to the Conversion Rate on an equitable basis.

     (14) Notwithstanding the foregoing, in no event will the Conversion Rate exceed 189.7533 (the "Maximum Conversion Rate") as a result of an adjustment pursuant to paragraph (5) or (6) of this Section 12.4.

          SECTION 12.5 Notice of Adjustments of Conversion Rate.

     Whenever the Conversion Rate is adjusted as herein provided:

     (1) the Company shall compute the adjusted Conversion Rate in accordance with Section 12.4 and shall prepare an Officers' Certificate setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

     (2) upon each such adjustment, a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall be required, and as soon as practicable after it is required, such notice shall be provided by the Company to all Holders in accordance with Section 1.6.

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     Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.

          SECTION 12.6 Notice of Certain Corporate Action.

     In case:

     (1) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require any adjustment pursuant to
Section 12.4; or

     (2) the Company shall authorize the granting to all or substantially all of the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

     (3) of any reclassification of the Common Stock, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

     (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, at least 20 days (or 10 days in any case specified in clause (1) or (2) above and 30 days for clause (3) above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses (1) through (4) of this Section 12.6. If at the time the Trustee shall not be the Conversion Agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

     The Company shall cause to be filed at the Corporate Trust Office and each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally.

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          SECTION 12.7  Company to Reserve Common Stock.

     The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.

          SECTION 12.8  Taxes on Conversions.

     Except as provided in the next sentence, the Company will pay all stamp taxes and other duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty that may be payable in respect of (i) income of the Holder, or (ii) any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

          SECTION 12.9  Covenant as to Common Stock.

     The Company agrees that all shares of Common Stock that may be delivered upon conversion of Securities, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 12.8, the Company will pay all taxes, liens and charges with respect to the issue thereof.

          SECTION 12.10 Cancellation of Converted Securities.

     All Securities delivered for conversion shall be delivered to the Trustee or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

          SECTION 12.11 Provision in Case of Consolidation, Merger or Sale of Assets.

     In case of any consolidation or merger of the Company with or into any other Person or any merger of another Person with or into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company (other than a sale of all or substantially all of the assets of the Company that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 12.1, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger,

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conveyance, sale, transfer or lease, assuming such holder of Common Stock of the
Company (i) is not (A) a Person with which the Company consolidated or merged with or into or which merged into or with the Company or to which such conveyance, sale, transfer or lease was made, as the case may be (a "Constituent Person"), or (B) an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section 12.11 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental indenture shall provide for adjustments that, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 12.11 shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in Section 1.6 promptly upon such execution.

     Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Officers' Certificate or an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

          SECTION 12.12 Rights Issued in Respect of Common Stock.

     Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):

          (i)   are deemed to be transferred with such shares of Common Stock,

          (ii)  are not exercisable, and

          (iii) are also issued in respect of future issuances of Common Stock shall not be deemed distributed for purposes of Section 12.4(2) until the occurrence of the earliest Trigger Event. In addition, in the event of any distribution of rights or warrants, or any Trigger Event with respect thereto, that shall have resulted in an adjustment to the Conversion

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Rate under Section 12.4(2), (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of any such rights or warrants all of which shall have expired without exercise by any holder thereof, the Conversion Price shall be readjusted as if such issuance had not occurred.

          SECTION 12.13 Responsibility of Trustee for Conversion Provisions.

     The Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into or to recalculate or verify the content of any certificate filed with it by the Company pursuant to the terms of this Article XII. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

                                  ARTICLE XIII

                  REPURCHASE OF SECURITIES AT THE OPTION OF THE
                         HOLDER UPON A CHANGE IN CONTROL

          SECTION 13.1  Right to Require Repurchase.

     In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 13.2, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof (provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to U.S. $1,000 or integral multiples of U.S. $1,000 in excess thereof), on the date (the "Repurchase Date") that is 45 days after the date of the Company Notice (as defined in Section

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13.3) (or if such date is not a Business Day, then the next succeeding Business
Day) at a purchase price equal to 100% of the principal amount of the Securities to be repurchased plus interest accrued but unpaid to, but excluding, the Repurchase Date (the "Repurchase Price"); provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7. Such right to require the repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article IV, unless a Change in Control shall have occurred prior to such discharge. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth Section 13.2, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price (less any cash payments), or a combination of cash and Common Stock. Whenever in this Indenture (including Sections 2.2, 3.1, 5.1(1) and 5.8) there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

          SECTION 13.2 Conditions to the Company's Election to Pay the
                       Repurchase Price in Common Stock.

     The Company may, at its option, pay the Repurchase Price in cash, in Common Stock or a combination thereof. To the extent the Repurchase Price is paid in Common Stock, the Company may elect to pay such amount by delivery of shares of Common Stock pursuant to Section 13.1 if and only if the following conditions shall have been satisfied:

     (1) The shares of Common Stock deliverable in payment of the Repurchase Price shall have a fair market value as of the Repurchase Date of not less than the Repurchase Price. For purposes of Section 13.1 and this Section 13.2, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Price Per Share of the Common Stock for the five consecutive Trading Days ending on the third Trading Day prior to the Repurchase Date;

     (2) The Repurchase Price shall be paid only in cash in the event any shares of Common Stock to be issued upon repurchase of Securities hereunder (i) require registration under any Federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon repurchase and if such registration is not completed or does not become effective prior to the Repurchase Date, and/or (ii) require registration with or approval of any governmental authority under any state law or any other Federal law before such shares may be validly issued or delivered upon repurchase and if such registration is not completed or does not become effective or such approval is not obtained prior to the Repurchase Date. Prior to paying all or any portion of the Repurchase Price in Common Stock, the Company shall certify to the Trustee in an Officers' Certificate that all of the conditions for paying the Repurchase Price in shares of Common Stock are satisfied and shall deliver to the Trustee an opinion of counsel to the Company to the effect that the shares of

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Common Stock to be issued upon repurchase (other than any shares to be issued to any Affiliate of the Company) are not subject to any restrictions on transfer under the Securities Act;

     (3) Payment of the Repurchase Price may not be made in Common Stock unless such stock is, or shall have been, listed or approved for quotation on The Nasdaq National Market or listed or approved for quotation on a national securities exchange or quotation system, in either case, prior to the Repurchase Date; and

     (4) All shares of Common Stock that may be issued upon repurchase of Securities will be issued out of the Company's authorized but unissued Common Stock (or, in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise permitted under the terms of this Indenture in which the Company is not the surviving entity, out of the authorized but unissued Common Stock of the surviving entity or its direct or indirect parent entity) and will, upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive or similar rights.

     If all of the conditions set forth in this Section 13.2 are not satisfied in accordance with the terms thereof, the Repurchase Price shall be paid by the Company only in cash.

          SECTION 13.3 Notices; Method of Exercising Repurchase Right, Etc.

     (1) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, on or before the 30th day after the occurrence of a Change in Control, the Company or, at the request (and expense) of the Company given to the Trustee on or before the 15th day after such occurrence, the Trustee, shall give to all Holders of Securities, in the manner provided in
Section 1.6, notice (the "Company Notice") of the occurrence of the Change of Control and of the repurchase right set forth herein arising as a result thereof and the Company shall issue a Press Release including all relevant information required to be included in such Company Notice. The Company shall also deliver a copy of such Company Notice to the Trustee.

     Each Company Notice shall state:

          (i)   the Repurchase Date,

          (ii)  the date by which the repurchase right must be exercised,

          (iii) the Repurchase Price, and whether the Repurchase Price shall be paid by the Company in cash or by delivery of shares of Common Stock or a combination thereof (and the applicable ratio of cash and Common Stock),

          (iv) a description of the procedure that a Holder must follow to exercise a repurchase right, and the place or places where such Securities are to be surrendered for payment of the Repurchase Price and accrued interest (including Liquidated Damages, if any), if any to the Repurchase Date,

          (v) that on the Repurchase Date the Repurchase Price, and accrued interest (including Liquidated Damages, if any), if any to the Repurchase Date, will become due and

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payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

          (vi) the Conversion Rate then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion,

          (vii) the place or places that the Security certificate with the Election of Holder to Require Repurchase as specified in Section 2.2 shall be delivered, and if the Security is a Restricted Securities certificate the place or places that the Surrender Certificate required by Section 13.3(9) shall be delivered, and

          (viii) the CUSIP number or numbers of such Securities.

     No failure of the Company to give the foregoing notices or defect therein shall limit any Holder' s right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

     If any of the foregoing provisions or other provisions of this Article XIII are inconsistent with applicable law, such law shall govern.

     (2) To exercise a repurchase right, a Holder shall deliver to the Trustee on or before the 30th day after the date of the Company Notice (i) irrevocable written notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is to repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and, in the event that any portion of the Repurchase Price shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) the Securities with respect to which the repurchase right is being exercised. Such written notice shall be irrevocable, except that the right of the Holder to convert the Securities with respect to which the repurchase right is being exercised shall continue until the close of business on the Business Day immediately preceding the Repurchase Date.

     (3) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee the Repurchase Price in cash or shares of Common Stock or a combination thereof, as provided above, for payment to the Holder on the Repurchase Date or, if shares of Common Stock are to be paid, on the date that is 45 days after the date of the Company's Notice, together with accrued and unpaid interest to the Repurchase Date payable with respect to the Securities as to which the repurchase right has been exercised; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date.

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     (4)  If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at the rate then in effect per annum, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

     (5) Any Security that is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

     (6) Any issuance of shares of Common Stock in respect of any portion of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Security declared prior to the Repurchase Date.

     (7) No fractions of shares shall be issued upon repurchase of Securities. If more than one Security shall be repurchased from the same Holder and any portion of the Repurchase Price shall be payable in shares of Common Stock, the number of full shares that shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Securities so repurchased. Instead of any fractional share of Common Stock that would otherwise be issuable on the repurchase of any Security or Securities, the Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a share of Common Stock is the Closing Price Per Share of the Common Stock on the Trading Day immediately preceding the Repurchase Date.

     (8) Any issuance and delivery of certificates for shares of Common Stock on repurchase of Securities shall be made without charge to the Holder of Securities being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; provided, however, that the Company shall not be required to pay any tax or duty that may be payable in respect of (i) income of the Holder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common

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Stock in a name other than that of the Holder of the Securities being repurchased, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

     (9) If shares of Common Stock to be delivered upon repurchase of a Security are to be registered in a name other than that of the beneficial owner of such Security, then such Holder must deliver to the Trustee a Surrender Certificate, dated the date of surrender of such Restricted Security and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Registrar or Transfer Agent or other agents shall be required to register in a name other than that of the beneficial owner shares of Common Stock issued upon repurchase of any such Restricted Security not so accompanied by a properly completed Surrender Certificate.

     (10) All Securities delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

          SECTION 13.4 Certain Definitions.

     For purposes of this Article XIII,

     (1) the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

     (2) a "Change in Control" shall be deemed to have occurred at the time, after the original issuance of the Securities, of:

`         (i)  the acquisition by any Person (including any syndicate or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act) of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors, other than any such acquisition by the Company, any Subsidiary of the Company or any employee benefit plan of the Company; or

          (ii) any consolidation of the Company with, or merger of the Company with or into, any other Person, any merger of another Person with or into the Company, or any conveyance, sale, transfer or lease or disposal otherwise of all or substantially all of the assets of the Company to another Person (other than (a) any such transaction (x) that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of the Company and (y) pursuant to which the holders of 50% or more of the total voting power of all shares of the Company's capital stock entitled to vote generally in the election of directors immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving entity immediately after such transaction or (b) any transaction which is effected solely to change the jurisdiction of incorporation of the

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Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock solely into shares of common stock of the surviving entity);

          (iii) provided, however, that a Change in Control shall not be deemed to have occurred if (I) the Closing Price Per Share of the Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the date of the Change in Control or the date of the public announcement of the Change in Control (in the case of a Change in Control under clause (i) above) or the period of 10 consecutive Trading Days ending immediately before the Change in Control (in the case of a Change in Control under clause (ii) above) shall, in the case of each of such five Trading Days, equal or exceed 105% of the Conversion Price of the Securities in effect on each of such five Trading Days or (II) all of the consideration (excluding cash payments for fractional shares and cash payments made pursuant to dissenters' appraisal rights) in a merger or consolidation otherwise constituting a Change of Control under clause (i) and/or clause (ii) above consists of shares of common stock, depository receipts or other certificates representing common equity interests traded on a national securities exchange or quoted on The Nasdaq National Market (or will be so traded or quoted immediately following such merger or consolidation) and as a result of such merger or consolidation the Securities become convertible solely into such common stock, depository receipts or other certificates representing common equity interests;

     (3) the term "Conversion Price" shall equal U.S.$1,000 divided by the Conversion Rate (rounded to the nearest cent); and

     (4) for purposes of Section 13.4(2)(i), the term "person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act, as in effect on the date of the original execution of this Indenture.

          SECTION 13.5 Consolidation, Merger, etc.

     In the case of any merger, consolidation, conveyance, sale, transfer or lease of all or substantially all of the assets of the Company to which Section
12.11 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) which includes shares of Common Stock of the Company or common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or combination or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Company to repurchase the Securities following a Change in Control, including without limitation the applicable provisions of this Article XIII and the definitions of the Common Stock and Change in Control, as appropriate, and such other related definitions set forth herein as

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determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply in the event of a subsequent Change in Control to the common stock and the issuer thereof if different from the Company and Common Stock of the Company (in lieu of the Company and the Common Stock of the Company).

                                   ARTICLE XIV

         HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY; NON-RECOURSE

          SECTION 14.1 Company to Furnish Trustee Names and Addresses of
                       Holders.

         The Company will furnish or cause to be furnished to the Trustee:

     (1) semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

     (2) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that no such list need be furnished so long as the Trustee is acting as Security Registrar.

          SECTION 14.2 Preservation of Information.

     (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 14.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list, if any, furnished to it as provided in Section 14.1 upon receipt of a new list so furnished.

     (2) After this Indenture has been qualified under the Trust Indenture Act, the rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights, and duties of the Trustee, shall be as provided by the Trust Indenture Act.

     (3) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

          SECTION 14.3 Reports by Trustee.

     (1) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

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     (2)  A copy of each such report shall, at the time of such transmission to
Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

          SECTION 14.4 Reports by Company.

     The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt thereof shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                   ARTICLE XV

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

          SECTION 15.1 Indenture and Securities Solely Corporate Obligations.

     No recourse for the payment of the principal of or premium, if any (including the Make-Whole Payment, if any), or interest (including Liquidated Damages, if any) on any Security and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any past, present or future incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities. Each and every Holder of the Securities, by receiving and holding the same, agrees to the provisions of this Section 15.1 and waives and releases any and all such recourse, claim and liability.

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                                   ARTICLE XVI

                               SECURITY DOCUMENTS

          SECTION 16.1 Pledge Agreement.

     To secure the due and punctual payment of the obligations of the Company under this Indenture and the Securities with respect to the first six scheduled interest payments, the Company agrees to (i) enter into the Pledge Agreement on the date hereof and comply with the terms and provisions thereof and (ii) purchase the Pledged Securities to be pledged to the Trustee for ratable benefit of the Holders in such amount as will be sufficient upon receipt of scheduled interest and/or principal payments of such Pledged Securities to provide for payment in full of the first six scheduled interest payments due on the Securities (including any Additional Securities) and to secure repayment of the principal, premium, if any (including the Make-Whole Payment, if any), and interest (including Liquidated Damages, if any) on the Securities in the event that the Securities become due and payable prior to such time as the first six scheduled interest payments thereon shall have been paid in full. The Pledged Securities shall be pledged by the Company to the Trustee for the equal and ratable benefit of the Holders, and shall be held by the Trustee in the Pledge Account pending disposition pursuant to the Pledge Agreement.

          SECTION 16.2 Acceptance of Terms of Pledge Agreement.

     Each Holder, by its acceptance of a Security, consents and agrees to the terms of the Pledge Agreement as the same may be in effect or may be amended from time to time in accordance with its terms, and authorizes and directs the Trustee, in its capacity as such, to enter into the Pledge Agreement and to perform its obligations and exercise its rights thereunder in accordance therewith. The Company will do or cause to be done all such acts and things as may be necessary or reasonably requested by the Trustee, or as may be required by the provisions of the Pledge Agreement, to assure and confirm to the Trustee the security interest in the Pledged Securities contemplated hereby, by the Pledge Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured thereby, according to the intent and purposes herein and therein expressed. The Company shall take, or shall cause to be taken, upon request of the Trustee, any and all actions reasonably required to cause the Pledge Agreement to create and maintain, as security for the obligations of the Company under this Indenture and the Securities, valid and enforceable first priority liens in and on all of the Pledged Securities, in favor of the Trustee, superior to and prior to the rights of third Persons and subject to no other liens. As among the Holders, the Pledged Securities shall be held for the equal and ratable benefit of the Holders without preference, priority or distinction of any thereof over any other.

          SECTION 16.3 Trust Indenture Act Requirements.

     Pledged Securities may be released from the security interest created by the Pledge Agreement at any time or from time to time in accordance with the provisions of the Pledge Agreement. The release of any Pledged Securities (as defined in the Pledge Agreement) pursuant to the Pledge Agreement will not be deemed to impair the security granted thereunder in respect of the Securities in contravention of the provisions hereof and thereof if and to the

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extent the Pledged Securities are released pursuant to this Indenture and the
Pledge Agreement. The Trustee and each of the Holders acknowledge that a release of a lien strictly in accordance with the terms of the Pledge Agreement and of this Indenture will not be deemed for any purpose to be an impairment of the Pledged Securities in contravention of the terms of this Indenture. To the extent applicable, the Company shall cause TIA Section 314(d) relating to the release of property or securities from the lien and security interest created under the Pledge Agreement and relating to the substitution therefore of any property or securities to be subjected to the lien and security interest created under the Pledge Agreement to be complied with. Any certificate or opinion required by TIA Section 314(d) may be made by an officer of the Company, except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be independent engineer, appraiser or other expert selected by the Company.

          SECTION 16.4 Opinions and Certificates as to Collateral.

     The Company shall cause TIA Section 314(b) to be complied with. The Company shall comply with TIA Section 314(d), relating to, among other matters, the release of Pledged Securities from the lien and security interest created by the Pledge Agreement, and Officers' Certificates or other documents regarding fair value of the Pledged Securities, to the extent such provisions are applicable.

     This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                  MEDAREX, INC.


                                  By:___________________________________________
                                     Name:
                                     Title:



                                  WILMINGTON TRUST COMPANY,
                                     as Trustee


                                  By:___________________________________________
                                     Name:
                                     Title:

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

             ANNEX A -- Form of Unrestricted Securities Certificate

                       UNRESTRICTED SECURITIES CERTIFICATE

    (For removal of Restricted Securities Legend pursuant to Section 3.5(3))

[Trustee name and address]

[_______________________]

     RE: 4.25% CONVERTIBLE SENIOR NOTES DUE AUGUST 15, 2010 OF MEDAREX, INC. (THE "SECURITIES")

     Reference is made to the Indenture, dated as of July 23, 2003 (the "Indenture"), from Medarex, Inc. (the "Company") to Wilmington Trust Company, a national banking association, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

     This certificate relates to U.S.$_______________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

     CUSIP No. [__________]

     CERTIFICATE No(s). _________________

     The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

     The Owner has requested that the Specified Securities be exchanged for Securities bearing no Restricted Securities Legend pursuant to Section 3.5(3) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a period of at least two years has elapsed since the Issue Date, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the States of the United States and other jurisdictions.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated: ______________

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

(Print the name of the Undersigned, as such term is defined in the third paragraph of this certificate.)

By:   _______________________
Name: _______________________
Title:_______________________

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

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

                    ANNEX B -- Form of Surrender Certificate

     In connection with the certification contemplated by Section 12.2 or 13.3(9) relating to compliance with certain restrictions relating to transfers of Restricted Securities, such certification shall be provided substantially in the form of the following certificate, with only such changes thereto as shall be approved by the Company and the Initial Purchasers.

                                   CERTIFICATE

                                  MEDAREX, INC.

               4.25% CONVERTIBLE SENIOR NOTES DUE AUGUST 15, 2010

     This is to certify that as of the date hereof with respect to U.S. $__________ principal amount of the above-captioned securities surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for conversion or repurchase where the securities issuable upon such conversion or repurchase are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer"), the undersigned Holder (as defined in the Indenture) certifies that the transfer of Surrendered Securities associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

_________   The transfer of the Surrendered Securities complies with Rule 144A under the Securities Act; or

_________   The transfer of the Surrendered Securities complies with Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act"); or

_________   The transfer of the Surrendered Securities has been made pursuant to an exemption from registration under the Securities Act and an opinion of counsel has been delivered to the Company with respect to such transfer.

[Name of Holder]

Dated: _______________________
*To be dated the date of surrender

                                      105